UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03395
                                   ----------
                      Franklin Federal Tax-Free Income Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period:_10/31/09
                          --------


Item 1. Reports to Stockholders.


OCTOBER 31, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                 TAX-FREE INCOME

                                    FRANKLIN
                          FEDERAL TAX-FREE INCOME FUND

                      (FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)
                      FRANKLIN - Templeton - Mutual Series

                        Franklin Templeton Investments

                        GAIN FROM OUR PERSPECTIVE(R)

                        Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE   Each of our portfolio management groups operates
                        autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                        FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                        TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                        MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION    Because our management groups work independently and
                        adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN     At Franklin Templeton Investments, we seek to
TRUST                   consistently provide investors with exceptional
                        risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER .....................    1
SEMIANNUAL REPORT
Franklin Federal Tax-Free Income Fund ..    4
Performance Summary ....................    9
Your Fund's Expenses ...................   12
Financial Highlights and
   Statement of Investments ............   14
Financial Statements ...................   53
Notes to Financial Statements ..........   56
Shareholder Information ................   64

Shareholder Letter

Dear Shareholder:

In the third quarter of 2009, U.S. economic activity improved compared with the previous quarter. Recent economic releases pointed to an easing of the global recession. Although most economists predicted positive U.S. growth for the second half of 2009, many expected growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period; however, the Federal Reserve Board (Fed) was very active. In response to the financial crisis in 2008, the Fed not only cut the federal funds target rate to a 0% to 0.25% range, it also employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. The Fed chairman began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. At this point, the timing of these actions is uncertain.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

The municipal bond market experienced a healthy rebound in the six-month period under review; the Barclays Capital (BC) Municipal Bond Index returned +4.99%, and securities with maturities 22 years and longer, which make up a substantial portion of our portfolio, returned +9.88%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

Franklin Federal Tax-Free Income Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio manager. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                     2 | Not part of the semiannual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Franklin Federal Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
10/31/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
----------------------   -----------------------
AAA                               27.3%
AA                                22.9%
A                                 26.8%
BBB                               11.4%
Below Investment Grade             0.9%
Not Rated by S&P                  10.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
----------------------   -------   --------
AAA or Aaa                 0.2%      1.1%
AA or Aa                   3.4%      0.1%
A                          3.1%      0.5%
BBB or Baa                 1.5%      0.4%
Below Investment Grade     0.2%      0.2%
                           ---       ---
Total                      8.4%      2.3%
                           ---       ---

We are pleased to bring you Franklin Federal Tax-Free Income Fund's semi-annual report for the period ended October 31, 2009.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                              4 | Semiannual Report

DIVIDEND DISTRIBUTIONS(2)

                             DIVIDEND PER SHARE
            ----------------------------------------------------
MONTH         CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----       ----------   ----------   ----------   -------------
May         4.50 cents   3.99 cents   4.03 cents    4.58 cents
June        4.45 cents   3.91 cents   3.94 cents    4.54 cents
July        4.45 cents   3.91 cents   3.94 cents    4.54 cents
August      4.45 cents   3.91 cents   3.94 cents    4.54 cents
September   4.45 cents   3.91 cents   3.93 cents    4.55 cents
October     4.45 cents   3.91 cents   3.93 cents    4.55 cents

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.21 on April 30, 2009, to $11.75 on October 31, 2009. The Fund's Class A shares paid dividends totaling 26.75 cents per share for the reporting period.(2) The Performance Summary beginning on page 9 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.35% based on an annualization of October's 4.45 cent per share dividend and the maximum offering price of $12.27 on October 31, 2009. An investor in the 2009 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.69% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply led to higher municipal bond prices, which reduced the Fund's income and cause dividends to decline slightly.

MUNICIPAL BOND MARKET OVERVIEW

During the six-month period ended October 31, 2009, the municipal bond market posted a +4.99% total return, as measured by the Barclays Capital (BC) Municipal Bond Index.(3) The municipal bond market posted not only solid absolute performance but also strong relative performance when compared to

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.


                             Semiannual Report | 5
the Treasury market, as the BC U.S. Treasury Index had a +0.81% total return for the reporting period.(4)

Among the many factors that affected municipal bond prices during the six-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. In the second and third quarters of 2009, Moody's elevated the rating of 185 state and local government issues while downgrading 120. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's underlying credit strength.(5) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 12.68%, compared with the BC Aaa Municipal Bond Index's +2.81% total return.(6)

From April through October 2009, each month's annualized inflation rate as measured by the Consumer Price Index (CPI) was negative. In addition, the Congressional Budget Office (CBO) forecast CPI will remain below 2% through 2019. Historically, a low inflation outlook has provided confidence for fixed income investors that future cash flow from their bond investments will retain purchasing power. However, the CBO's estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 434 basis points (100 basis points equal one percentage point) for the six-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) 7-Day Index and the Bloomberg Fair Value 30-Year AAA Index.(7) The 10-year average using the same indexes was 247 basis points.(7) If the CBO's estimate of future inflation is realized, then buyers of longer term bonds will reap the rewards of attractive returns over inflation.

(4.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(5.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

(6.) Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

(7.) Sources: Thomson Financial; Bloomberg LP. The SIFMA 7-Day Index is produced by Municipal Market Data and is composed of actual auction rate securities issues provided by broker dealers and auction agents. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.


                             6 | Semiannual Report

Tax-free bond supply also affected municipal bond market performance over the past six months. Thus far in 2009, tax-exempt bond issuance contracted 2.2% compared with the same period in 2008.(8) The lack of tax-free offerings left investors with fewer bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply of tax-exempt offerings during 2009 are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the American Recovery and Reinvestment Act was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. These new subsidized, taxable municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced supply during the reporting period, we looked for opportunities to keep the portfolio fully invested in longer term bonds, which helped support the Fund's dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

PORTFOLIO BREAKDOWN
10/31/09

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       17.5%
Prerefunded                                     16.3%
Transportation                                  13.3%
Hospital & Health Care                          13.0%
General Obligation                              11.5%
Subject to Government Appropriations            10.7%
Other Revenue                                    5.2%
Tax-Supported                                    5.1%
Higher Education                                 4.8%
Corporate-Backed                                 1.7%
Housing                                          0.9%

*    Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored longer term bonds during the reporting

(8.) Source: THE BOND BUYER, 10/31/09.



                             Semiannual Report | 7
period. Consistent with our strategy, we invested in bonds ranging from 20 to 30 years in maturity with good call features. We sought to take advantage of strong retail demand for highly rated essential service bonds, and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. Seeking to provide shareholders with high, current, tax-free income, we reinvested the proceeds in securities with current coupons and better call protection. We found value in credit-driven securities (rated between A and BBB) as credit spreads widened to the point where we felt investors were being adequately compensated for higher credit risk. Despite finding value in credit-driven securities, the Fund's credit quality remained high and finished the reporting period averaging AA.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             8 | Semiannual Report

Performance Summary as of 10/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTIX)                     CHANGE   10/31/09   4/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.54     $11.75    $11.21
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2675

CLASS B (SYMBOL: FFTBX)                     CHANGE   10/31/09   4/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.53     $11.74    $11.21
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2354

CLASS C (SYMBOL: FRFTX)                     CHANGE   10/31/09   4/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.53     $11.74    $11.21
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2371

ADVISOR CLASS (SYMBOL: FAFTX)               CHANGE   10/31/09   4/30/09
-----------------------------               ------   --------   -------
Net Asset Value (NAV)                       +$0.54     $11.76    $11.22
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2730


                             Semiannual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                      -------           -------   -------   -------
Cumulative Total Return(1)                    +7.30%           +14.81%   +21.58%   +65.93%
Average Annual Total Return(2)                +2.72%            +9.90%    +3.09%    +4.74%
Avg. Ann. Total Return (9/30/09)(3)                            +10.20%    +3.69%    +4.81%
   Distribution Rate(4)                                4.35%
   Taxable Equivalent Distribution Rate(5)             6.69%
   30-Day Standardized Yield(6)                        3.39%
   Taxable Equivalent Yield(5)                         5.22%
   Total Annual Operating Expenses(7)                  0.61%


CLASS B                                      6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                      -------           -------   -------   -------
Cumulative Total Return(1)                    +6.91%           +14.18%   +18.25%   +58.73%
Average Annual Total Return(2)                +2.91%           +10.18%    +3.07%    +4.73%
Avg. Ann. Total Return (9/30/09)(3)                            +10.48%    +3.68%    +4.80%
   Distribution Rate(4)                                4.00%
   Taxable Equivalent Distribution Rate(5)             6.15%
   30-Day Standardized Yield(6)                        3.00%
   Taxable Equivalent Yield(5)                         4.62%
   Total Annual Operating Expenses(7)                  1.17%

CLASS C                                      6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                      -------           -------   -------   -------
Cumulative Total Return(1)                    +6.92%           +14.20%   +18.19%   +56.96%
Average Annual Total Return(2)                +5.92%           +13.20%    +3.40%    +4.61%
Avg. Ann. Total Return (9/30/09)(3)                            +13.50%    +4.01%    +4.67%
   Distribution Rate(4)                                4.02%
   Taxable Equivalent Distribution Rate(5)             6.18%
   30-Day Standardized Yield(6)                        2.99%
   Taxable Equivalent Yield(5)                         4.60%
   Total Annual Operating Expenses(7)                  1.17%

ADVISOR CLASS(8)                             6-MONTH            1-YEAR    5-YEAR   10-YEAR
----------------                             -------           -------   -------   -------
Cumulative Total Return(1)                    +7.34%           +15.01%   +22.22%   +67.16%
Average Annual Total Return(2)                +7.34%           +15.01%    +4.09%    +5.27%
Avg. Ann. Total Return (9/30/09)(3)                            +15.21%    +4.69%    +5.34%
   Distribution Rate(4)                                4.64%
   Taxable Equivalent Distribution Rate(5)             7.14%
   30-Day Standardized Yield(6)                        3.65%
   Taxable Equivalent Yield(5)                         5.62%
   Total Annual Operating Expenses(7)                  0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.06% and +4.91%.


                             Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,073.00              $3.19
Hypothetical (5% return before expenses)         $1,000           $1,022.13              $3.11
CLASS B
Actual                                           $1,000           $1,069.10              $6.05
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90
CLASS C
Actual                                           $1,000           $1,069.20              $6.05
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90
ADVISOR CLASS
Actual                                           $1,000           $1,073.40              $2.67
Hypothetical (5% return before expenses)         $1,000           $1,022.63              $2.60

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; B: 1.16%; C: 1.16%; and Advisor:
     0.51%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS ENDED                          YEAR ENDED APRIL 30,
                                           OCTOBER 31, 2009   ------------------------------------------------------------------
CLASS A                                       (UNAUDITED)        2009          2008          2007          2006          2005
-------                                    ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ...      $    11.21      $    11.82    $    12.11    $    11.99    $    12.23    $    11.91
                                              ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ............            0.26            0.53          0.53          0.55          0.53          0.57
   Net realized and unrealized gains
      (losses) .........................            0.55           (0.61)        (0.29)         0.12         (0.22)         0.31
                                              ----------      ----------    ----------    ----------    ----------    ----------
Total from investment operations .......            0.81           (0.08)         0.24          0.67          0.31          0.88
                                              ----------      ----------    ----------    ----------    ----------    ----------
Less distributions from net investment
   income ..............................           (0.27)          (0.53)        (0.53)        (0.55)        (0.55)        (0.56)
                                              ----------      ----------    ----------    ----------    ----------    ----------
Redemption fees(c) .....................              --              --(d)         --(d)         --(d)         --(d)         --(d)
                                              ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........      $    11.75      $    11.21    $    11.82    $    12.11    $    11.99    $    12.23
                                              ==========      ==========    ==========    ==========    ==========    ==========
Total return(e) ........................            7.30%          (0.55)%        2.06%         5.66%         2.55%         7.62%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................            0.61%           0.61%         0.60%         0.61%         0.61%         0.61%
Net investment income ..................            4.54%           4.73%         4.44%         4.58%         4.33%         4.72%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $8,421,053      $7,513,448    $6,901,918    $6,570,140    $6,279,940    $6,324,986
Portfolio turnover rate ................            3.62%           6.74%        15.47%         6.13%         7.98%         6.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Federal Tax-Free Income Fund


                                           SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                           OCTOBER 31, 2009   --------------------------------------------------------
CLASS B                                       (UNAUDITED)       2009        2008        2007        2006        2005
-------                                    ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ...       $  11.21       $  11.81    $  12.10    $  11.98    $  12.22    $  11.90
                                               --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ............           0.23           0.47        0.46        0.49        0.46        0.50
   Net realized and unrealized gains
      (losses) .........................           0.54          (0.60)      (0.29)       0.11       (0.22)       0.31
                                               --------       --------    --------    --------    --------    --------
Total from investment operations .......           0.77          (0.13)       0.17        0.60        0.24        0.81
                                               --------       --------    --------    --------    --------    --------
Less distributions from net investment
   income ..............................          (0.24)         (0.47)      (0.46)      (0.48)      (0.48)      (0.49)
                                               --------       --------    --------    --------    --------    --------
Redemption fees(c) .....................             --             --(d)       --(d)       --(d)       --(d)       --(d)
                                               --------       --------    --------    --------    --------    --------
Net asset value, end of period .........       $  11.74       $  11.21    $  11.81    $  12.10    $  11.98    $  12.22
                                               ========       ========    ========    ========    ========    ========
Total return(e) ........................           6.91%         (1.02)%      1.49%       5.08%       1.99%       7.00%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................           1.16%          1.17%       1.16%       1.17%       1.17%       1.17%
Net investment income ..................           3.99%          4.17%       3.88%       4.02%       3.77%       4.16%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $105,867       $130,925    $178,156    $225,834    $260,416    $289,490
Portfolio turnover rate ................           3.62%          6.74%      15.47%       6.13%       7.98%       6.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Federal Tax-Free Income Fund

                                                  SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 2009  --------------------------------------------------------
CLASS C                                              (UNAUDITED)      2009        2008        2007        2006        2005
-------                                           ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $    11.21     $  11.81    $  12.11    $  11.99    $  12.23    $  11.90
                                                     ----------     --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................           0.23         0.47        0.46        0.49        0.46        0.50
   Net realized and unrealized gains (losses) ..           0.54        (0.60)      (0.30)       0.11       (0.22)       0.32
                                                     ----------     --------    --------    --------    --------    --------
Total from investment operations ...............           0.77        (0.13)       0.16        0.60        0.24        0.82
                                                     ----------     --------    --------    --------    --------    --------
Less distributions from net investment income ..          (0.24)       (0.47)      (0.46)      (0.48)      (0.48)      (0.49)
                                                     ----------     --------    --------    --------    --------    --------
Redemption fees(c) .............................             --           --(d)       --(d)       --(d)       --(d)       --(d)
                                                     ----------     --------    --------    --------    --------    --------
Net asset value, end of period .................     $    11.74     $  11.21    $  11.81    $  12.11    $  11.99    $  12.23
                                                     ==========     ========    ========    ========    ========    ========
Total return(e) ................................           6.92%       (1.01)%      1.41%       5.08%       1.99%       7.09%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................           1.16%        1.17%       1.16%       1.17%       1.17%       1.17%
Net investment income ..........................           3.99%        4.17%       3.88%       4.02%       3.77%       4.16%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $1,068,682     $808,779    $594,724    $449,918    $403,084    $371,438
Portfolio turnover rate ........................           3.62%        6.74%      15.47%       6.13%       7.98%       6.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                  SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 2009  ------------------------------------------------------------
ADVISOR CLASS                                        (UNAUDITED)      2009         2008         2007         2006         2005
-------------                                     ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $  11.22      $  11.82     $  12.12     $  12.00     $  12.23     $  11.92
                                                      --------      --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................          0.27          0.54         0.54         0.57         0.54         0.58
   Net realized and unrealized gains (losses) ..          0.54         (0.60)       (0.30)        0.11        (0.21)        0.30
                                                      --------      --------     --------     --------     --------     --------
Total from investment operations ...............          0.81         (0.06)        0.24         0.68         0.33         0.88
                                                      --------      --------     --------     --------     --------     --------
Less distributions from net investment income ..         (0.27)        (0.54)       (0.54)       (0.56)       (0.56)       (0.57)
                                                      --------      --------     --------     --------     --------     --------
Redemption fees(c) .............................            --            --(d)        --(d)        --(d)        --(d)        --(d)
                                                      --------      --------     --------     --------     --------     --------
Net asset value, end of period .................      $  11.76      $  11.22     $  11.82     $  12.12     $  12.00     $  12.23
                                                      ========      ========     ========     ========     ========     ========
Total return(e) ................................          7.34%        (0.38)%       2.07%        5.76%        2.63%        7.71%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................          0.51%         0.52%        0.51%        0.52%        0.52%        0.52%
Net investment income ..........................          4.64%         4.82%        4.53%        4.67%        4.42%        4.81%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $734,285      $458,341     $252,943     $191,387     $155,857     $112,032
Portfolio turnover rate ........................          3.62%         6.74%       15.47%        6.13%        7.98%        6.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS 97.0%
    ALABAMA 1.2%
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured,
       5.125%, 6/01/28 ..............................................................   $      7,000,000   $      6,603,380
    Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. ........
       Project, Refunding,
       6.00%, 8/01/29 ...............................................................         12,000,000         11,221,920
       Series A, 6.70%, 11/01/29 ....................................................          4,000,000          4,040,000
    East Alabama Health Care Authority Health Care Facilities Revenue,
       Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33 ..............................         18,500,000         18,834,850
    Fairfield IDB Environmental Improvement Revenue, USX Corp. Project,
       Refunding, 5.45%, 9/01/14 ....................................................          1,445,000          1,451,127
    Homewood GO, wts., Refunding, FSA Insured, 4.75%, 9/01/30 .......................          9,265,000          9,396,100
    Mobile GO, wts., Refunding and Improvement, AMBAC Insured, 5.00%, 2/15/30 .......          5,000,000          5,212,900
    Montgomery County Public Building Authority Revenue, wts., Facilities
       Project, NATL Insured, 5.00%, 3/01/31 ........................................          6,250,000          6,465,187
    Tuscaloosa Public Educational Building Authority Student Housing Revenue,
       Ridgecrest Student Housing LLC, Assured Guaranty, 6.75%, 7/01/38 .............         10,000,000         11,254,200
    University of Alabama General Revenue, Series A,
       NATL Insured, 5.00%, 7/01/29 .................................................         10,000,000         10,275,100
       NATL Insured, 5.00%, 7/01/34 .................................................         10,500,000         10,651,725
       XLCA Insured, 5.00%, 7/01/28 .................................................          5,000,000          5,259,600
       XLCA Insured, 5.00%, 7/01/32 .................................................          5,500,000          5,694,755
    University of Alabama University Revenues, Hospital, Series A, NATL
       Insured, Pre-Refunded, 5.875%, 9/01/31 .......................................          5,000,000          5,272,900
    University of South Alabama University Revenues, Tuition, Capital
       Improvement, Refunding, AMBAC Insured, 5.00%, 12/01/36 .......................         11,570,000         11,658,626
                                                                                                           ----------------
                                                                                                                123,292,370
                                                                                                           ----------------
    ALASKA 0.4%
    Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
       12/01/29 .....................................................................          4,000,000          4,069,720
       12/01/30 .....................................................................          3,500,000          3,548,370
    Alaska State International Airports Revenues, Series B, NATL Insured,
       5.00%, 10/01/28 ..............................................................          5,100,000          5,153,805
    Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty,
       5.125%, 1/01/34 ..............................................................          5,600,000          5,783,512
    Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center,
       Assured Guaranty, 6.00%, 9/01/32 .............................................         20,000,000         22,803,200
                                                                                                           ----------------
                                                                                                                 41,358,607
                                                                                                           ----------------
    ARIZONA 3.1%
    Downtown Phoenix Hotel Corp. Revenue, Senior Series A, FGIC Insured, 5.00%,
       7/01/29 ......................................................................         14,465,000         11,609,754
       7/01/36 ......................................................................         15,000,000         11,426,850
    Glendale Western Loop 101 Public Facilities Corp. Excise Tax Revenue,
       third lien, Series A, 6.25%, 7/01/38 .........................................         10,000,000         10,648,400
    Maricopa County IDA Health Facility Revenue, Catholic Healthcare West
       Project, Refunding, Series A, 5.00%, 7/01/16 .................................         17,250,000         17,337,802
    Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital,
       5.25%, 11/15/37 ..............................................................         19,000,000         19,056,810
    Maricopa County PCC, PCR, El Paso Electric Co. Project, Series A, 7.25%,
       2/01/40 ......................................................................         10,000,000         11,346,600


                             18 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Mesa IDAR, Discovery Health System, Series A, NATL Insured,
       Pre-Refunded, 5.75%, 1/01/25 .................................................   $     22,500,000   $     22,915,125
    Navajo County Pollution Control Corp. Revenue, Mandatory Put 6/01/16,
       Series E, 5.75%, 6/01/34 .....................................................          7,200,000          7,515,504
    Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A,
       5.00%, 7/01/33 ...............................................................         28,000,000         28,233,240
    Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation,
       Civic Plaza, Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50%  thereafter,
       7/01/32 ......................................................................          6,000,000          5,018,580
       7/01/34 ......................................................................          5,000,000          4,119,500
       7/01/35 ......................................................................          9,860,000          8,098,018
    Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding,
       FGIC Insured, 5.00%, 7/01/32 .................................................         21,095,000         21,646,423
       Series A, 5.00%, 7/01/34 .....................................................         10,000,000         10,191,200
    Pima County IDA Lease Revenue,
       Metro Police Facility, Nevada Project, Series A, 5.25%, 7/01/31 ..............          8,900,000          9,020,506
       Metro Police Facility, Nevada Project, Series A, 5.50%, 7/01/39 ..............         22,500,000         23,040,000
       Pima County Arizona, 5.00%, 9/01/39 ..........................................         20,000,000         19,307,600
    Salt River Project Agricultural Improvement and Power District Electric
       System Revenue, Salt River Project,
       Refunding, Series A, 5.125%, 1/01/27 .........................................         35,000,000         36,391,600
       Series A, 5.00%, 1/01/38 .....................................................         10,000,000         10,393,100
       Series B, 5.00%, 1/01/25 .....................................................         17,500,000         18,092,200
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 ..................         10,000,000          8,553,500
    University Medical Center Corp. Hospital Revenue, 5.00%, 7/01/35 ................          7,000,000          6,659,730
                                                                                                           ----------------
                                                                                                                320,622,042
                                                                                                           ----------------
    ARKANSAS 1.0%
    Fort Smith Water and Sewer Revenue, Construction, Refunding, FSA
       Insured, 5.00%, 10/01/32 .....................................................         10,000,000         10,370,700
    Little Rock Sewer Revenue, Construction, Series A, FSA Insured, 5.00%,
       6/01/31 ......................................................................          8,690,000          9,039,512
    Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
       12/01/16 .....................................................................          2,600,000          2,603,536
       11/01/20 .....................................................................         60,500,000         61,064,465
    Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity,
       St. Vincent's Infirmary, NATL Insured, ETM, 6.05%, 11/01/09 ..................            125,000            125,000
    University of Arkansas University Revenues,
       Construction, University of Arkansas for Medical Sciences Campus, Series B,
          NATL Insured, 5.00%, 11/01/28 .............................................          1,000,000          1,034,770
       Various Facility, Fayetteville Campus, AMBAC Insured, 5.00%, 11/01/31 ........          7,705,000          8,046,639
       Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 .........          5,000,000          5,125,700
    University of Central Arkansas Revenue, FGIC Insured, 5.00%, 11/01/37 ...........          5,020,000          5,026,526
                                                                                                           ----------------
                                                                                                                102,436,848
                                                                                                           ----------------
    CALIFORNIA 10.0%
    Alhambra COP, Clubhouse Facility Project, 11.25%, 1/01/10 .......................            500,000            507,405
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
       Refunding,
       Series F, 5.00%, 4/01/31 .....................................................         20,000,000         20,550,600
       Series F-1, 5.00%, 4/01/28 ...................................................         24,000,000         25,363,920
       Series F-1, 5.00%, 4/01/34 ...................................................         10,000,000         10,240,900


                             Semiannual Report | 19

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Health Facilities Financing Authority Revenue, Children's
       Hospital of Orange County, Series A, 6.50%,
       11/01/24 .....................................................................   $      5,000,000   $      5,452,700
       11/01/38 .....................................................................          8,000,000          8,426,320
    California Infrastructure and Economic Development Bank Revenue, Bay
       Area Toll Bridges, first lien, Series A, AMBAC Insured,
       Pre-Refunded, 5.00%, 7/01/33 .................................................         24,500,000         28,051,275
(a) California State Economic Recovery Revenue GO, Refunding, Series A,
       5.25%, 7/01/21 ...............................................................         50,000,000         52,151,000
    California State GO,
       6.00%, 5/01/18 ...............................................................            535,000            544,143
       6.00%, 5/01/20 ...............................................................            850,000            862,308
       5.90%, 4/01/23 ...............................................................          1,200,000          1,211,748
       5.00%, 10/01/29 ..............................................................         25,000,000         24,053,500
       Pre-Refunded, 5.125%, 6/01/25 ................................................         24,705,000         26,474,866
       Pre-Refunded, 5.25%, 4/01/27 .................................................         17,500,000         20,167,700
       Pre-Refunded, 5.00%, 2/01/32 .................................................         49,000,000         53,447,730
       Refunding, 5.00%, 2/01/26 ....................................................         47,000,000         46,379,130
       Various Purpose, 5.25%, 11/01/25 .............................................         16,260,000         16,493,331
       Various Purpose, 5.50%, 11/01/33 .............................................          2,500,000          2,516,875
       Various Purpose, 6.00%, 4/01/38 ..............................................        100,000,000        106,347,000
       Various Purpose, Refunding, 5.25%, 3/01/38 ...................................         20,000,000         19,312,600
    California State Public Works Board Lease Revenue,
       Department of Education, Riverside Campus Project, Series B, 6.125%,
          4/01/28 ...................................................................          2,740,000          2,827,762
       Department of General Services, Buildings 8 and 9, Series A, 6.00%,
          4/01/27 ...................................................................          3,980,000          4,071,580
       Department of General Services, Buildings 8 and 9, Series A, 6.125%,
          4/01/29 ...................................................................          2,000,000          2,059,640
    California Statewide CDA Revenue,
       Adventist, Series B, Assured Guaranty, 5.00%, 3/01/37 ........................         10,000,000          9,624,600
       St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 .............          5,000,000          5,102,050
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ..............         10,000,000         10,117,200
    Colton Joint USD, GO, Election 2008, Series A, Assured Guaranty, 5.375%,
       8/01/34 ......................................................................         15,000,000         15,026,850
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, 5.85%, 1/15/23 ..............................         35,000,000         35,176,750
       Capital Appreciation, Refunding, zero cpn., 1/15/24 ..........................         65,000,000         24,306,100
       Refunding, 5.75%, 1/15/40 ....................................................         20,000,000         18,469,600
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ............................         13,255,000         11,406,060
       Pre-Refunded, 5.375%, 6/01/28 ................................................         50,000,000         51,427,000
       Series A-1, Pre-Refunded, 6.25%, 6/01/33 .....................................         21,970,000         24,417,238
    Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured,
       Pre-Refunded, 5.00%, 8/01/27 .................................................          5,000,000          5,661,650
    Hartnell Community College District GO, Capital Appreciation, Election
       of 2002, Series D, zero cpn., 8/01/39 ........................................         45,000,000          5,781,600
    Inland Empire Tobacco Asset Securitization Corp. Revenue,
       Series A, 5.00%, 6/01/21 .....................................................         11,320,000         10,165,926
       Series C-1, zero cpn., 6/01/36 ...............................................        100,000,000          8,680,000
    Los Angeles Regional Airports Improvement Corp. Lease Revenue,
(b)    Facilities Lease, United Air Lines Inc., Los Angeles International
          Airport, Refunding, 6.875%, 11/15/12 ......................................          8,400,000          8,465,100
       Facilities Sublease, Delta Air Lines Inc., Los Angeles International
          Airport, Refunding, 6.35%, 11/01/25 .......................................          7,500,000          6,638,700


                             20 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Los Angeles USD, GO,
       Election of 2004, Series F, FSA Insured, 5.00%, 7/01/30 ......................   $     52,475,000   $     53,784,776
       Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/26 ....................         10,250,000         10,619,000
       Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 ....................         10,000,000         10,140,600
       Series A, NATL Insured, Pre-Refunded, 5.00%, 1/01/28 .........................         25,000,000         28,236,500
    Los Angeles Wastewater System Revenue, Refunding, NATL Insured, 5.00%, 6/01/25 ..         10,000,000         10,296,100
    M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39 ...................         12,500,000         13,364,625
    Metropolitan Water District of Southern California Waterworks Revenue,
       Series B-2,
       FGIC Insured, 5.00%, 10/01/27 ................................................          9,645,000         10,100,630
    New Haven USD, GO, Capital Appreciation, Assured Guaranty, zero cpn.,
       8/01/31 ......................................................................          2,055,000            517,983
       8/01/32 ......................................................................          7,830,000          1,852,421
       8/01/33 ......................................................................          7,660,000          1,704,810
    Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%,
       8/01/26 ......................................................................          5,285,000          5,984,364
    Pomona USD, GO, Election of 2008, Series A, Assured Guaranty, 5.00%,
       8/01/29 ......................................................................          5,585,000          5,570,703
    Sacramento County Airport System Revenue, Senior Series B, FSA
       Insured, 5.25%,
       7/01/33 ......................................................................         16,355,000         15,383,840
    San Diego Public Facilities Financing Authority Water Revenue, Series
       B, 5.375%,
       8/01/34 ......................................................................         15,000,000         15,723,150
    San Francisco City and County COP, Multiple Capital Improvement
    Project, Series A, 5.25%, 4/01/31 ...............................................         10,000,000         10,147,800
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 ....................         50,000,000         48,708,500
       senior lien, 5.00%, 1/01/33 ..................................................          5,000,000          4,355,700
       senior lien, ETM, zero cpn., 1/01/23 .........................................          7,000,000          4,056,290
    Santa Clara County GO, 5.00%, 8/01/34 ...........................................         25,000,000         25,776,250
    Upland USD, Election 2008, Series B, zero cpn., 8/01/39 .........................         50,075,000          7,012,503
    West Contra Costa USD, GO, Election 2005, Series C-1, Assured
    Guaranty, zero cpn.,
       8/01/29 ......................................................................         10,000,000          2,955,900
       8/01/30 ......................................................................         20,845,000          5,688,809
       8/01/31 ......................................................................         20,000,000          5,030,600
       8/01/32 ......................................................................         10,730,000          2,499,661
    Whittier UHSD, GO, Capital Appreciation Bonds, Refunding, zero cpn.,
       8/01/34 ......................................................................         20,000,000          4,011,400
                                                                                                           ----------------
                                                                                                              1,031,503,372
                                                                                                           ----------------
    COLORADO 2.2%
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured,
       5.00%,
       8/01/32 ......................................................................         10,000,000         10,382,700
       8/01/36 ......................................................................         41,235,000         41,760,746
       8/01/39 ......................................................................         26,930,000         27,221,113
    Colorado Health Facilities Authority Revenue,
       Hospital, Refunding, Series B, FSA Insured, 5.25%, 3/01/36 ...................         10,000,000         10,081,400
       Valley View Hospital Assn., Refunding, 5.50%, 5/15/28 ........................          5,000,000          4,948,350
       Valley View Hospital Assn., Refunding, 5.75%, 5/15/36 ........................          7,000,000          6,962,130
    Colorado Springs Airport Revenue, Capital Appreciation, Series C, zero
       cpn., 1/01/11 ................................................................          1,450,000          1,397,322
    Colorado State Board of Governors University Enterprise System
       Revenue, Series A,
       FGIC Insured, 5.00%, 3/01/37 .................................................         10,000,000         10,195,900
       FSA Insured, 5.00%, 3/01/37 ..................................................         10,000,000         10,195,900


                             Semiannual Report | 21

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Colorado State Higher Education Capital Construction Lease Purchase
       Financing Program COP, 5.50%, 11/01/27 .......................................   $     10,000,000   $     10,763,400
    Colorado Water Resources and Power Development Authority Water
       Resources Revenue, Arapahoe County Water Improvement, Series E,
       NATL Insured, 5.00%, 12/01/35 ................................................         10,000,000          9,899,000
    Denver City and County Airport Revenue, System, Refunding, Series A,
       XLCA Insured, 5.00%, 11/15/25 ................................................          8,000,000          8,137,200
    Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA
       Insured, 5.00%, 5/15/35 ......................................................          9,950,000          9,697,768
    Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC
       Insured, Pre-Refunded, 5.125%, 6/15/31 .......................................          7,500,000          8,128,875
    Park Creek Metropolitan District Revenue, Senior Property Tax Support,
       Refunding and Improvement, Assured Guaranty, 6.25%, 12/01/30 .................          6,000,000          6,508,560
    Public Authority for Colorado Energy Natural Gas Purchase Revenue,
       6.50%, 11/15/38 ..............................................................         20,000,000         21,252,000
    Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 .........          5,500,000          5,673,910
    Thornton Water Enterprise Revenue, NATL Insured, 5.00%, 12/01/34 ................         10,000,000         10,219,700
    University of Colorado Enterprise System Revenue, Series A, 5.375%,
       6/01/32 ......................................................................          3,500,000          3,795,505
    University of Colorado Hospital Authority Revenue, Series A, AMBAC
       Insured, 5.00%, 11/15/29 .....................................................          8,500,000          8,310,535
                                                                                                           ----------------
                                                                                                                225,532,014
                                                                                                           ----------------
    CONNECTICUT 0.0%(c)
    Meriden Housing Authority MFR, Connecticut Baptist Housing Project,
    GNMA Secured, 5.80%, 8/20/39 ....................................................          2,585,000          2,851,953
                                                                                                           ----------------
    DISTRICT OF COLUMBIA 2.1%
    District of Columbia Ballpark Revenue, Series B-1, BHAC Insured, 5.00%,
       2/01/24 ......................................................................         12,120,000         12,789,751
       2/01/25 ......................................................................          7,000,000          7,351,260
       2/01/26 ......................................................................          9,950,000         10,387,999
    District of Columbia GO,
       Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 .........................          3,580,000          3,625,860
       Series E, NATL Insured, ETM, 6.00%, 6/01/13 ..................................             15,000             15,057
    District of Columbia Hospital Revenue, Children's Hospital Obligation,
       Sub Series 1, FSA Insured, 5.45%, 7/15/35 ....................................         25,000,000         25,450,250
    District of Columbia Income Tax Secured Revenue, Series A, 5.25%,
       12/01/34 .....................................................................         10,000,000         10,702,200
    District of Columbia Revenue,
       Capital Appreciation, Georgetown University, Growth and Income
          Securities, AMBAC Insured, zero cpn. to 3/31/18, 5.00%
          thereafter, 4/01/32 .......................................................         15,370,000          8,940,575
       Capital Appreciation, Georgetown University, Series A, NATL Insured,
          Pre-Refunded, zero cpn., 4/01/20 ..........................................          8,860,000          5,315,468
       Capital Appreciation, Georgetown University, Series A, NATL Insured,
          Pre-Refunded, zero cpn., 4/01/22 ..........................................         12,870,000          6,828,307
       Capital Appreciation, Georgetown University, Series A, NATL Insured,
          Pre-Refunded, zero cpn., 4/01/23 ..........................................         14,160,000          7,064,991
       Deed Tax, Housing Product Trust Fund, Series A, NATL Insured, 5.00%,
          6/01/32 ...................................................................          5,000,000          5,009,200
       Georgetown University, Refunding, Series D, 5.50%, 4/01/36 ...................          5,000,000          5,329,400
       Medlantic/Helix, Series B, FSA Insured, 5.00%, 8/15/38 .......................         20,000,000         19,433,800
    District of Columbia Tobacco Settlement FICO Revenue, Asset-Backed
       Bonds, Refunding, 6.50%, 5/15/33 .............................................         35,000,000         33,775,000


                             22 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    DISTRICT OF COLUMBIA (CONTINUED)
    District of Columbia Water and Sewer Authority Public Utility Revenue,
       Refunding, Series A, 6.00%, 10/01/35 .........................................   $      8,000,000   $      9,169,440
    Metropolitan Washington D.C. Airports Authority Airport System Revenue,
       Refunding, Series A, 5.375%, 10/01/29 ........................................          5,000,000          5,136,850
       Refunding, Series C, 5.25%, 10/01/27 .........................................         10,745,000         11,419,786
       Series C, 5.00%, 10/01/26 ....................................................         10,235,000         10,721,572
    Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue,
       Capital Appreciation, second lien, Series C, Assured Guaranty, zero cpn.
       to 10/01/16, 6.50% thereafter, 10/01/41 ......................................         25,000,000         16,995,500
                                                                                                           ----------------
                                                                                                                215,462,266
                                                                                                           ----------------
    FLORIDA 7.0%
    Brevard County Health Facilities Authority Health Facilities Revenue,
       Health First Inc. Project, 7.00%, 4/01/39 ....................................          6,500,000          7,049,185
    Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%,
       8/01/37 ......................................................................         12,245,000         12,063,284
    Broward County School Board COP,
       NATL Insured, 5.00%, 7/01/28 .................................................         17,415,000         17,575,915
       Series A, FSA Insured, 5.25%, 7/01/24 ........................................         25,000,000         25,688,750
    Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34 .......          8,800,000          9,168,104
    Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 ..............          5,000,000          4,598,600
    Citizens Property Insurance Corp. Revenue, Senior Secured,
       High-Risk Account, Series A-1, 5.50%, 6/01/17 ................................         10,000,000         10,394,700
       High-Risk Account, Series A-1, 6.00%, 6/01/17 ................................         25,000,000         26,770,750
    Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39 ...................          7,000,000          7,109,200
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series D,
       5.75%, 6/01/22 ...............................................................         10,000,000         10,336,100
       6.00%, 6/01/23 ...............................................................         17,500,000         21,385,875
    Florida State Mid-Bay Bridge Authority Revenue, Series A,
       AMBAC Insured, zero cpn., 10/01/23 ...........................................          4,950,000          2,324,273
       AMBAC Insured, zero cpn., 10/01/24 ...........................................          2,970,000          1,296,108
       Pre-Refunded, zero cpn., 10/01/23 ............................................             50,000             28,535
       Pre-Refunded, zero cpn., 10/01/24 ............................................             30,000             16,170
    Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30 ..................         10,000,000          9,637,500
    Hillsborough County Aviation Authority Revenue, Series A, Assured
       Guaranty, 5.50%, 10/01/38 ....................................................          5,000,000          4,838,200
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A,
       5.65%, 5/15/18 ...............................................................          6,500,000          6,996,470
    Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ..................         13,500,000         13,375,530
    Hillsborough County School Board COP,
       Master Lease Program, Series B, NATL Insured, 5.00%, 7/01/27 .................          5,000,000          5,083,150
       Refunding, Series A, NATL Insured, 5.00%, 7/01/25 ............................          5,000,000          5,050,700
    Indian River County School Board COP, FGIC Insured, 5.00%, 7/01/27 ..............         16,485,000         16,567,260
    Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured,
       5.00%, 10/01/30 ..............................................................         20,175,000         20,364,241
    Jacksonville Economic Development Commission Health Care Facilities
       Revenue, Mayo Clinic, 5.00%, 11/15/36 ........................................         17,950,000         17,949,641
    Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%,
       10/01/32 .....................................................................          6,015,000          6,079,060
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
       10/01/23 .....................................................................          6,000,000          6,127,800
       10/01/26 .....................................................................         20,000,000         20,492,800
       Jacksonville Transportation Revenue, NATL Insured, 5.00%, 10/01/31 ...........          5,000,000          5,057,800


                             Semiannual Report | 23

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway,
       Series B, CIFG Insured, 5.00%, 10/01/35 ......................................   $     10,645,000   $     10,671,506
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub of the Americas, Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 ......         15,000,000         13,046,550
       Refunding, Series A, 5.50%, 10/01/36 .........................................         20,000,000         20,227,400
       Refunding, Series A, Assured Guaranty, 5.25%, 10/01/33 .......................         11,000,000         10,736,110
       Refunding, Series A, Assured Guaranty, 5.25%, 10/01/38 .......................         13,000,000         12,568,010
       Refunding, Series B, FSA Insured, 5.00%, 10/01/41 ............................         20,000,000         19,810,000
    Miami-Dade County Educational Facilities Authority Revenue, University
       of Miami, Series A, 5.50%, 4/01/38 ...........................................         12,500,000         12,626,875
    Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%,
       7/01/33 ......................................................................         20,000,000         21,493,000
    Miami-Dade County Public Facilities Revenue, Jackson Health System,
       Series A, NATL Insured, 5.00%, 6/01/30 .......................................         10,630,000         10,232,970
    Miami-Dade County School Board COP, Assured Guaranty, 5.25%, 2/01/27 ............         10,000,000         10,507,200
    Miami-Dade County Special Obligation Revenue,
       Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 .........         10,000,000          9,672,400
       Series B, NATL Insured, zero cpn., 10/01/34 ..................................          5,500,000            996,710
    Miami-Dade County Transit Sales Surtax Revenue, Refunding, FSA Insured, 5.00%,
       7/01/38 ......................................................................         18,845,000         19,188,544
    Orange County Health Facilities Authority Revenue, Hospital, Orlando
       Regional Healthcare, Series B, FSA Insured, 5.00%, 12/01/32 ..................         20,000,000         19,334,800
    Orange County School Board COP, Series A, Assured Guaranty, 5.50%, 8/01/34 ......         15,000,000         16,233,000
    Orlando Tourist Development Tax Revenue, Orlando, Assured Guaranty,
       5.50%, 11/01/38 ..............................................................         23,490,000         24,349,734
    Orlando Utilities Commission Water and Electric Revenue, Refunding,
       5.00%, 10/01/22 ..............................................................          7,500,000          7,949,025
    Orlando-Orange County Expressway Authority Revenue,
       Series A, FSA Insured, 5.00%, 7/01/32 ........................................         12,000,000         12,267,240
       Series B, AMBAC Insured, 5.00%, 7/01/28 ......................................         10,630,000         10,714,083
    Palm Beach County School Board COP,
       Refunding, Series D, FSA Insured, 5.00%, 8/01/28 .............................         25,000,000         25,336,750
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 .........................          5,100,000          5,360,151
    Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%,
       10/01/28 .....................................................................         10,000,000         10,628,700
    Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.25%,
       10/01/38 .....................................................................         16,500,000         16,521,120
    Port St. Lucie GO, NATL Insured, 5.00%, 7/01/32 .................................          7,000,000          7,190,330
    Port St. Lucie Utility Revenue, System, Refunding, Assured Guaranty,
       5.25%, 9/01/35 ...............................................................          3,000,000          3,117,870
    South Broward Hospital District Revenue, South Broward Hospital District
       Obligated Group, Refunding,
       4.75%, 5/01/28 ...............................................................         10,000,000          9,849,500
       5.00%, 5/01/36 ...............................................................         12,500,000         12,283,750
    South Miami Health Facilities Authority Hospital Revenue, Baptist Health
       South Florida Group, 5.00%, 8/15/32 ..........................................         31,070,000         29,047,654
    St. Lucie County Transportation Revenue, AMBAC Insured, 5.00%, 8/01/27 ..........          5,785,000          5,814,041
    Tallahassee Energy System Revenue, Refunding, NATL Insured, 5.00%,
       10/01/37 .....................................................................         20,000,000         20,273,000
    Tampa Bay Water Utility System Revenue,
       Refunding and Improvement, Series A, NATL Insured, 5.00%, 10/01/28 ...........          5,000,000          5,062,350
       Series B, FGIC Insured, 5.00%, 10/01/26 ......................................          5,245,000          5,347,015
       Series B, FGIC Insured, 5.00%, 10/01/31 ......................................         10,000,000         10,024,800
       Series B, FGIC Insured, Pre-Refunded, 5.00%, 10/01/26 ........................          4,755,000          5,137,159
                                                                                                           ----------------
                                                                                                                727,045,048
                                                                                                           ----------------


                             24 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA 4.6%
    Athens-Clarke County Unified Government Water and Sewer Revenue, 5.50%,
       1/01/38 ......................................................................   $     14,500,000   $     15,611,425
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 .............................         19,500,000         19,781,775
       Series J, FSA Insured, 5.00%, 1/01/29 ........................................         10,000,000         10,236,500
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%,
       1/01/26 ......................................................................         18,295,000         18,626,688
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%,
          1/01/24 ...................................................................          6,385,000          6,308,061
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%,
          1/01/25 ...................................................................          6,955,000          6,809,849
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%,
          1/01/26 ...................................................................          5,000,000          4,854,000
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%,
          1/01/27 ...................................................................          5,000,000          4,815,600
       Yamacraw Design Center Project, Series A, NATL Insured, Pre-Refunded,
          5.125%, 1/01/27 ...........................................................          5,000,000          5,416,800
    Atlanta Development Authority Student Housing Facilities Revenue,
       Piedmont Ellis LLC, Series A, XLCA Insured, 5.00%, 9/01/30 ...................         10,000,000          9,922,600
    Atlanta Water and Wastewater Revenue, Refunding,
       Series A, 6.25%, 11/01/34 ....................................................         20,000,000         21,539,600
       Series A, NATL Insured, 5.00%, 11/01/33 ......................................         13,000,000         12,372,230
       Series B, FSA Insured, 5.25%, 11/01/34 .......................................         30,000,000         30,348,600
    Bleckley-Dodge County Joint Development Authority Student Housing
       Facilities Revenue, MGC Real Estate Foundation II LLC Project,
       5.00%, 7/01/33 ...............................................................          5,000,000          4,824,850
       5.25%, 7/01/38 ...............................................................         10,000,000          9,824,700
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.375%,
       7/01/39 ......................................................................         23,075,000         24,104,145
    Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle
       Project, Series B, 5.50%, 1/01/33 ............................................         15,000,000         15,680,250
       Series E, 7.00%, 1/01/23 .....................................................         25,000,000         29,526,000
    Clark County Hospital Authority Revenue, Athens Regional Medical Center
       Project, NATL Insured, 5.00%, 1/01/27 ........................................          5,000,000          5,093,000
    Clayton County Development Authority Student Housing and Activity Center
       Revenue, CSU Foundation Real Estate I LLC Project, XLCA Insured, 5.00%,
       7/01/33 ......................................................................         11,125,000         11,258,389
    Cobb County Hospital Authority Revenue, Refunding, AMBAC Insured, 5.00%,
       4/01/28 ......................................................................         18,000,000         18,023,580
    DeKalb County Water and Sewer Revenue, Pre-Refunded, 5.25%, 10/01/25 ............         12,000,000         12,650,040
    DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue,
       Georgia Gwinnett College Foundation LLC Project, 6.00%, 7/01/34 ..............         10,000,000         10,926,100
    Georgia State Higher Education Facilities Authority Revenue, USG Real
       Estate Foundation I LLC Project,
       5.50%, 6/15/34 ...............................................................         10,000,000         10,354,200
       6.25%, 6/15/40 ...............................................................         13,970,000         15,240,432
       Assured Guaranty, 5.625%, 6/15/38 ............................................          5,000,000          5,244,800
    Griffin Combined Public Utility Revenue, Refunding and Improvement,
       AMBAC Insured, 5.00%, 1/01/25 ................................................          5,000,000          5,113,650
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates,
       Gwinnett Hospital Systems Inc. Project, Series B, NATL Insured, Pre-Refunded,
       5.30%, 9/01/27 ...............................................................         10,000,000         11,149,200
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%,
       8/01/25 ......................................................................         20,000,000         22,264,000
    Henry County and Henry County Water and Sewer Authority Revenue,
       Refunding and Improvement, Series A, NATL Insured, 5.00%, 2/01/26 ............          5,770,000          6,037,266


                             Semiannual Report | 25

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Houston County Hospital Authority Revenue, Anticipation Certificates,
       Houston Healthcare Project, 5.25%, 10/01/35 ..................................   $     10,485,000   $     10,152,835
    Jefferson Public Building Authority Revenue, Jackson County Facilities,
       Series A, XLCA Insured, 5.00%, 3/01/32 .......................................          6,075,000          6,171,410
    Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/28 ......          5,000,000          4,707,250
    Medical Center Hospital Authority Revenue, Anticipation Certificates,
       Columbus Regional Healthcare Systems, Refunding, Assured Guaranty,
       6.50%, 8/01/38 ...............................................................         10,000,000         11,103,100
    Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second
       Indenture Series, NATL Insured, Pre-Refunded, 5.00%,
       7/01/25 ......................................................................         12,160,000         13,515,597
       7/01/26 ......................................................................         12,800,000         14,226,944
    Private Colleges and Universities Authority Revenue, Emory University,
       Refunding, Series C, 5.25%, 9/01/39 ..........................................         21,000,000         22,444,800
    Richmond County Development Authority Educational Facilities Revenue,
       MCG-PPG Cancer Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 .....          5,000,000          5,060,450
                                                                                                           ----------------
                                                                                                                471,340,716
                                                                                                           ----------------
    HAWAII 0.4%
    Hawaii State Airports System Revenue, Second Series,
       ETM, 6.90%, 7/01/12 ..........................................................            335,000            351,666
       NATL Insured, ETM, 6.90%, 7/01/12 ............................................            245,000            257,189
    Hawaii State Department of Budget and Finance Special Purpose Revenue,
       Hawaiian Electric Co. and Subsidiary, 6.50%, 7/01/39 .........................          7,500,000          8,102,175
       Wilcox Memorial Hospital Projects, Refunding, 5.25%, 7/01/13 .................            600,000            606,276
       Wilcox Memorial Hospital Projects, Refunding, 5.35%, 7/01/18 .................          2,040,000          2,050,078
       Wilcox Memorial Hospital Projects, Refunding, 5.50%, 7/01/28 .................          1,470,000          1,471,852
    Hawaii State GO,
       Refunding, Series BW, 6.375%, 3/01/11 ........................................             95,000            102,018
       Series BW, ETM, 6.375%, 3/01/11 ..............................................              5,000              5,377
    Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
       Refunding,
       Series A, FNMA Insured, 5.75%, 7/01/30 .......................................            165,000            164,982
    Honolulu City and County Board of Water Supply Water System Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 7/01/36 ............................         20,000,000         20,720,000
    Honolulu City and County GO,
       ETM, 6.00%, 12/01/14 .........................................................            150,000            179,617
       Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 ............................          5,250,000          5,318,565
    Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%,
       6/20/35 ......................................................................          1,160,000          1,162,216
    Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .............            220,000            227,022
                                                                                                           ----------------
                                                                                                                 40,719,033
                                                                                                           ----------------
    IDAHO 0.1%
    Idaho Health Facilities Authority Revenue, St. Luke's Health System
       Project, Series A, 6.75%, 11/01/37 ...........................................         12,500,000         13,523,000
    Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 .............             90,000             90,165
                                                                                                           ----------------
                                                                                                                 13,613,165
                                                                                                           ----------------
    ILLINOIS 4.8%
    Aurora Waterworks and Sewer Revenue, XLCA Insured, 4.75%, 12/01/36 ..............          7,765,000          7,523,198
    Bourbonnais Industrial Project Revenue, Olivet Nazarene University
       Project, Radian Insured, 5.125%, 11/01/37 ....................................          5,000,000          4,428,650


                             26 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Chicago Board of Education GO, Refunding, Series C, FSA Insured, 5.25%,
       12/01/23 .....................................................................    $    15,860,000   $     16,920,241
    Chicago COP, Radian Insured, 7.75%, 7/15/11 .....................................          4,500,000          4,740,705
    Chicago GO, Lakefront Millennium Parking Facilities, NATL Insured, ETM,
       5.75%, 1/01/23 ...............................................................          8,955,000         10,769,820
    Chicago Midway Airport Revenue, Refunding, Series C, NATL Insured,
       5.50%, 1/01/24 ...............................................................         18,460,000         19,483,422
    Chicago Wastewater Transmission Revenue, Series A, BHAC Insured, 5.50%,
       1/01/38 ......................................................................         18,000,000         18,927,900
    Illinois Development Finance Authority Hospital Revenue, Adventist
    Health System, Sunbelt Obligation, Pre-Refunded,
       5.65%, 11/15/24 ..............................................................          6,030,000          6,099,948
       5.50%, 11/15/29 ..............................................................         20,000,000         20,231,000
    Illinois Development Finance Authority Revenue, Provena Health,
    Refunding, Series A,
       NATL Insured, 5.50%, 5/15/21 .................................................         10,000,000          9,999,800
    Illinois Finance Authority Revenue,
       Alexian Brothers Health System, Refunding, Series A, FSA Insured, 5.50%,
          1/01/28 ...................................................................         45,000,000         47,420,100
       Columbia College, NATL Insured, 5.00%, 12/01/32 ..............................         15,440,000         13,393,428
       Resurrection Health Care, Series B, FSA Insured, 5.25%, 5/15/29 ..............         28,650,000         28,766,605
       Riverside Health System, 6.25%, 11/15/35 .....................................          5,000,000          5,176,850
       Rush University Medical Center, Refunding, Series B, NATL Insured, 5.75%,
          11/01/28 ..................................................................          2,500,000          2,567,050
       Rush University Medical Center, Refunding, Series B, NATL Insured, 5.25%,
          11/01/35 ..................................................................          3,000,000          2,798,880
       Sherman Health System, Series A, 5.50%, 8/01/37 ..............................          5,000,000          4,472,150
    Illinois Health Facilities Authority Revenue,
       Loyola University Health Systems, Refunding, Series A, NATL Insured,
          5.625%, 7/01/18 ...........................................................          7,090,000          7,094,538
       Loyola University Health Systems, Series A, NATL Insured, ETM, 5.625%,
          7/01/18 ...................................................................          2,105,000          2,562,943
       Methodist Medical Center, Refunding, NATL Insured, 5.25%, 11/15/21 ...........          2,885,000          2,889,270
       Northwestern Medical Facility Foundation, Refunding, NATL Insured,
          5.125%, 11/15/28 ..........................................................          7,500,000          6,648,600
       South Suburban Hospital, ETM, 7.00%, 2/15/18 .................................          4,200,000          5,043,360
    Illinois Municipal Electric Agency Power Supply Revenue, Series A, FGIC
       Insured, 5.00%, 2/01/35 ......................................................         20,000,000         19,605,000
    Illinois State Finance Authority Revenue, Rush University Medical Center
       Obligation Group, Series B, 7.25%, 11/01/38 ..................................         10,000,000         11,311,700
    Illinois State GO,
       Assured Guaranty, 5.25%, 4/01/34 .............................................         10,000,000         10,562,800
       FSA Insured, 5.00%, 9/01/29 ..................................................         12,000,000         12,403,080
    Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded,
       5.25%, 2/01/22 ...............................................................          5,285,000          5,781,579
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       Capital Appreciation, McCormick Place, Refunding, Series B, NATL
          Insured, zero cpn. to 6/14/12, 5.50% thereafter, 6/15/20 ..................          8,240,000          7,930,341
       Capital Appreciation, McCormick Place, Refunding, Series B, NATL
          Insured, zero cpn. to 6/14/12, 5.55% thereafter, 6/15/21 ..................          6,000,000          5,782,620
       Capital Appreciation, McCormick Place, Refunding, Series B, NATL
          Insured, zero cpn. to 6/14/17, 5.65% thereafter, 6/15/22 ..................         30,000,000         23,388,000
       McCormick Place Expansion Project, 6.50%, 6/15/22 ............................              5,000              5,007
       McCormick Place Expansion Project, 6.50%, 6/15/27 ............................            555,000            557,231


                             Semiannual Report | 27

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       (continued)
    McCormick Place Expansion Project, Refunding, NATL Insured, 5.25%,
       12/15/28 .....................................................................   $     39,580,000   $     40,066,834
    McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 .......            250,000            250,393
    McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
       6/15/10 ......................................................................          7,845,000          7,801,852
    McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
       6/15/11 ......................................................................          9,690,000          9,504,727
    McCormick Place Expansion Project, Series A, FGIC Insured, zero cpn.,
       6/15/10 ......................................................................           155,000            153,941
    McCormick Place Expansion Project, Series A, NATL Insured, 5.00%, 12/15/28 ......         26,795,000         27,532,666
    Metropolitan Pier and Exposition Authority Hospitality Facilities
       Revenue, McCormick Place Convention Center, ETM, 7.00%, 7/01/26 ..............         12,000,000         15,978,720
    Regional Transportation Authority Revenue, Series A, AMBAC Insured,
       7.20%, 11/01/20 ..............................................................          1,000,000          1,202,790
    Southwestern Illinois Development Authority Revenue, Capital Appreciation,
       Local Government Program, FSA Insured, zero cpn.,
       12/01/24 .....................................................................          3,850,000          1,807,306
       12/01/26 .....................................................................          7,700,000          3,199,504
    University of Illinois University Revenues, Auxiliary Facilities System,
       AMBAC Insured, zero cpn., 4/01/10 ............................................         14,250,000         14,200,695
       Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ...........................          5,000,000          5,033,550
       Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 ...........................          3,585,000          3,646,949
       Series A, 5.75%, 4/01/38 .....................................................          7,000,000          7,597,730
       Series B, FGIC Insured, Pre-Refunded, 5.125%, 4/01/26 ........................          8,415,000          8,935,888
       Upper River Valley Development Authority Environmental Facilities
       Revenue, General Electric Co. Project, 5.45%, 2/01/23 ........................          3,600,000          3,619,548
                                                                                                           ----------------
                                                                                                                495,818,909
                                                                                                           ----------------
    INDIANA 1.0%
    Indiana Bond Bank Revenue, Special Program, Hendricks Regional Health,
       Series A, 5.50%, 2/01/29 .....................................................          9,000,000          9,575,640
    Indiana Finance Authority Hospital Revenue, Deaconess Hospital
       Obligation, Series A, 6.75%, 3/01/39 .........................................          9,750,000         10,532,828
    Indiana Health and Educational Facility Financing Authority Hospital
       Revenue, 5.50%, 3/01/27 ......................................................          6,500,000          6,378,515
    Indiana Health Facility Financing Authority Hospital Revenue,
       Community Foundation Northwest Indiana, Refunding, Series A, 6.375%,
       8/01/21 ......................................................................         15,590,000         16,108,679
       Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%,
       8/01/21 ......................................................................          1,910,000          2,102,031
       Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ..........          1,200,000          1,181,772
    Indiana Health Facility Financing Authority Revenue, Greenwood Village
       South Project, Refunding, 5.625%, 5/15/28 ....................................          1,750,000          1,424,255
    Indiana Municipal Power Agency Power Supply System Revenue, Indiana
       Municipal Power Agency, Series B, 6.00%, 1/01/39 ................................       4,000,000          4,239,480
    Indiana State Development Financing Authority Environmental Revenue,
       Refunding, 6.25%, 7/15/30 .......................................................       2,000,000          2,002,520
    Indiana State Educational Facilities Authority Revenue, Valparaiso
       University, Refunding, AMBAC Insured, 5.125%, 10/01/23 ..........................       2,015,000          2,037,790
    Indiana State Finance Authority Environmental Revenue, Duke Energy
       Indiana, Refunding, Series B, 6.00%, 8/01/39 ....................................      10,000,000         10,683,300
    Indiana Transportation Finance Authority Highway Revenue, Pre-Refunded,
       5.375%, 12/01/25 ................................................................      15,000,000         15,796,350


                             28 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    INDIANA (CONTINUED)
(d) Jasper County EDR, Georgia-Pacific Corp. Project,
       5.625%, 12/01/27 .............................................................   $      3,500,000   $      3,095,505
       Refunding, 6.70%, 4/01/29 ....................................................          3,000,000          2,961,330
    Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series
       C, NATL Insured, 5.60%, 11/01/16 .............................................          5,000,000          5,432,900
    Madison County Authority Anderson Hospital Revenue, Refunding, Series A,
    BIG Insured, 8.00%, 1/01/14 .....................................................             65,000             65,010
    Petersburg PCR, 5.75%, 8/01/21 ..................................................          5,000,000          5,244,850
    University of Southern Indiana Revenue, Student Fee, Series J, Assured Guaranty,
       5.75%, 10/01/28 ..............................................................          2,000,000          2,204,720
                                                                                                           ----------------
                                                                                                                101,067,475
                                                                                                           ----------------
    KANSAS 0.8%
    Burlington PCR, Kansas Gas and Electric Co. Project, Refunding,
       Series A, NATL Insured, 5.30%, 6/01/31 .......................................         18,000,000         18,476,460
       Series B, NATL Insured, 4.85%, 6/01/31 .......................................         19,325,000         19,324,227
    Kansas State Development Finance Authority Health Facilities Revenue,
       Stormont-Vail HealthCare Inc., Series L, NATL Insured, 5.125%, 11/15/36 ......          3,750,000          3,709,350
    Kansas State Development Finance Authority Hospital Revenue,
       Adventist Health, Refunding, 5.75%, 11/15/38 .................................          6,250,000          6,456,687
       Susan B. Allen Memorial Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 ..          2,000,000          1,885,640
    Kansas State Development Finance Authority Revenue, Water Pollution
       Control, Revolving Fund, Refunding, Series II, 5.125%, 11/01/18 ..............          3,450,000          3,592,071
       Series II, Pre-Refunded, 5.125%, 11/01/18 ....................................          1,550,000          1,683,812
    Overland Park Development Corp. Revenue, second tier, Convention,
    Refunding, Series B, AMBAC Insured, 5.125%, 1/01/32 .............................         20,000,000         17,867,400
    Wyandotte County Kansas City Unified Government Utility System Revenue,
    Series A, BHAC Insured, 5.25%, 9/01/34 ..........................................          5,000,000          5,494,450
                                                                                                           ----------------
                                                                                                                 78,490,097
                                                                                                           ----------------
    KENTUCKY 1.4%
    Carroll County Environmental Facilities Revenue, AMBAC Insured, 5.75%,
       2/01/26 ......................................................................         12,500,000         12,736,375
    Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
    zero cpn.,
       8/15/10 ......................................................................          4,620,000          4,587,752
       8/15/13 ......................................................................          6,825,000          6,199,216
       8/15/14 ......................................................................          6,860,000          5,963,810
       8/15/16 ......................................................................          7,005,000          5,507,051
       8/15/17 ......................................................................          7,115,000          5,320,739
    Kentucky Economic Development Finance Authority Health System Revenue, Norton
       Healthcare Inc.,
       Refunding, Series B, NATL Insured, zero cpn., 10/01/18 .......................          8,585,000          5,158,726
       Refunding, Series C, NATL Insured, 6.05%, 10/01/19 ...........................          7,385,000          7,630,847
       Refunding, Series C, NATL Insured, 6.10%, 10/01/21 ...........................          6,050,000          6,227,507
       Refunding, Series C, NATL Insured, 6.10%, 10/01/23 ...........................         11,295,000         11,636,222
       Series C, NATL Insured, Pre-Refunded, 6.05%, 10/01/19 ........................          3,695,000          4,328,656
       Series C, NATL Insured, Pre-Refunded, 6.10%, 10/01/21 ........................          2,875,000          3,373,467
       Series C, NATL Insured, Pre-Refunded, 6.10%, 10/01/23 ........................          5,650,000          6,629,597


                             Semiannual Report | 29

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Kentucky Economic Development Finance Authority Hospital System Revenue,
       Appalachian Regional Health Center Facility, Refunding and Improvement,
       5.80%, 10/01/12 ..............................................................   $      1,000,000   $        986,310
       5.85%, 10/01/17 ..............................................................          5,615,000          5,094,209
    Kentucky Economic Development Finance Authority Louisville Arena Project
       Revenue, Louisville Arena, Sub Series A-1, Assured Guaranty,
       6.00%, 12/01/38 ..............................................................          4,000,000          4,354,520
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State
       Project, Series A, NATL Insured, 5.00%, 9/01/32 ..............................         10,000,000         10,102,700
    Kentucky State Property and Buildings Commission Revenues, Project No. 90,
       Refunding, 5.50%, 11/01/28 ...................................................         15,000,000         16,260,750
    Louisville and Jefferson County Metropolitan Government College Revenue,
       Bellarmine University, Refunding and Improvement, Series A, 6.00%, 5/01/33 ...          3,000,000          2,996,220
    Louisville and Jefferson County Metropolitan Government Health Facilities
       Revenue, Jewish Hospital and St. Mary's HealthCare Inc. Project,
       Refunding, 6.125%, 2/01/37 ...................................................         11,500,000         12,008,760
    Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%,
       10/01/35 .....................................................................          7,000,000          7,349,440
                                                                                                           ----------------
                                                                                                                144,452,874
                                                                                                           ----------------
    LOUISIANA 2.4%
    Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project,
       Refunding, 6.75%, 10/01/12 ...................................................          7,695,000          7,739,631
    East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue, Series
       A, 6.80%, 10/01/28 ...........................................................            685,000            687,103
    East Baton Rouge Parish Sewer Commission Revenue, Refunding, Series A,
       5.25%, 2/01/39 ...............................................................          6,000,000          6,194,640
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC
       Insured, 5.00%, 11/01/27 .....................................................          5,655,000          5,805,027
    Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2,
       GNMA Secured, 5.55%, 6/01/32 .................................................            715,000            719,576
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 .........         12,485,000         12,795,876
    Lafayette Public Improvement Sales Tax GO, Series B, NATL Insured, 4.75%,
       3/01/30 ......................................................................          5,055,000          5,151,803
    Louisiana Local Government Environmental Facilities and CDA Revenue,
       Bossier City Public Improvement Projects, AMBAC Insured, 5.00%, 11/01/32 .....          6,730,000          6,787,340
       Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 ..............          4,290,000          3,972,797
       NATL Insured, 5.00%, 12/01/26 ................................................          5,605,000          5,686,048
    Louisiana Public Facilities Authority Hospital Revenue, Franciscan
       Missionaries, 6.75%, 7/01/39 .................................................         10,000,000         10,871,300
    Louisiana Public Facilities Authority Revenue,
       Cleco Power Project, Mandatory Put 12/01/11, 7.00%, 12/01/38 .................         10,000,000         10,955,300
       Millennium Housing LLC Student Housing, CIFG Insured, 5.00%, 11/01/30 ........         10,000,000          9,537,500
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 ..................         10,260,000          9,384,104
       Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 ..................         10,000,000          9,243,100
       Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23 .............         10,000,000         12,311,000
       Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded,
          5.00%, 7/01/32 ............................................................          5,000,000          5,502,500
    Louisiana State Gas and Fuels Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 6/01/27 ................................................         19,250,000         19,504,292
       FSA Insured, 5.00%, 5/01/35 ..................................................         31,040,000         30,774,608


                             30 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    New Orleans GO,
       Public Improvement, NATL Insured, 5.00%, 10/01/33 ............................   $      3,545,000   $      3,222,015
       Radian Insured, 5.00%, 12/01/27 ..............................................          5,935,000          5,649,764
       Radian Insured, 5.125%, 12/01/33 .............................................         11,645,000         10,773,372
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding,
       6.70%, 3/01/13 ...............................................................          1,490,000          1,495,439
    Rapides Finance Authority Revenue, Cleco Power LLC Project, Mandatory Put
       10/01/11, 6.00%, 10/01/38 ....................................................          4,750,000          4,988,735
    St. Charles Parish Consolidated Waterworks and Wastewater District No. 1
       Revenue, Series A, AMBAC Insured, 5.00%, 7/01/36 .............................          6,230,000          6,050,950
    St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series
       A, 5.125%, 6/01/37 ...........................................................         40,500,000         36,862,290
    West Feliciana Parish PCR, Gulf States Utilities Co. Project, 7.00%,
       11/01/15 .....................................................................          1,350,000          1,359,221
                                                                                                           ----------------
                                                                                                                244,025,331
                                                                                                           ----------------
    MAINE 0.4%
    Jay Solid Waste Disposal Revenue, International Paper Co. Project,
       Refunding, Series B, 6.20%, 9/01/19 ..........................................          8,000,000          8,036,000
    Maine Educational Loan Authority Student Loan Revenue, A, Series A-3,
       Assured Guaranty, 5.875%, 12/01/39 ...........................................         23,000,000         24,504,200
    Maine Health and Higher Educational Facilities Authority Revenue, Series
       A, NATL Insured, 5.00%, 7/01/32 ..............................................          6,045,000          6,137,368
                                                                                                           ----------------
                                                                                                                 38,677,568
                                                                                                           ----------------
    MARYLAND 0.7%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured,
       5.00%, 9/01/32 ...............................................................          3,500,000          2,897,860
    Baltimore Project Revenue,
       Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/37 .................          5,000,000          5,156,900
       Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/37 ......................          8,130,000          8,385,119
    Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%,
       9/01/22 ......................................................................          5,000,000          5,760,500
    Maryland State EDC Student Housing Revenue, University of Maryland
       College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/33 ...............         15,000,000         13,538,700
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Anne Arundel Health System, Series A, 6.75%, 7/01/39 .........................          3,000,000          3,430,200
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/28 ...............          3,000,000          3,090,210
       Upper Chesapeake Hospitals, Series C, 6.00%, 1/01/38 .........................          5,000,000          5,293,450
       Western Maryland Health, Series A, NATL Insured, 5.00%, 7/01/34 ..............         20,000,000         20,043,600
                                                                                                           ----------------
                                                                                                                 67,596,539
                                                                                                           ----------------
    MASSACHUSETTS 3.8%
    Massachusetts Bay Transportation Authority Revenue, Assessment,
       Refunding, Series A, 5.25%, 7/01/30 ..........................................          2,785,000          2,807,057
       Refunding, Series A, 5.25%, 7/01/34 ..........................................         27,630,000         29,778,509
       Series A, Pre-Refunded, 5.25%, 7/01/30 .......................................         14,740,000         15,219,492
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding,
       Senior Series A, 5.00%, 7/01/28 ..............................................         10,000,000         11,235,000
    Massachusetts Educational Financing Authority Education Loan Revenue,
       Series H, Assured Guaranty, 6.35%, 1/01/30 ...................................         10,000,000         10,612,200
       Series I, 6.00%, 1/01/28 .....................................................         20,000,000         21,335,400


                             Semiannual Report | 31

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Development Finance Agency Revenue,
       Massachusetts/Saltonstall Redevelopment Building Corp., Series A, NATL
          Insured, 5.125%, 8/01/28 ..................................................   $      6,735,000   $      6,579,826
       Worcester Polytechnic Institute, Refunding, NATL Insured, 5.00%, 9/01/37 .....         10,000,000         10,063,700
    Massachusetts State GO,
       Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ...................         10,000,000         10,436,100
       NATL Insured, Pre-Refunded, 5.00%, 8/01/22 ...................................          4,100,000          4,507,212
    Massachusetts State Health and Educational Facilities Authority Revenue,
       Berklee College of Music, Refunding, Series A, 5.00%, 10/01/37 ...............         10,000,000         10,012,500
       Berkshire Health System, Series E, 6.25%, 10/01/31 ...........................          2,250,000          2,299,500
       Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 ...........          4,500,000          4,581,585
       Caregroup, Series E-1, 5.125%, 7/01/33 .......................................          3,000,000          2,859,510
       Caregroup, Series E-1, 5.125%, 7/01/38 .......................................          3,500,000          3,297,105
       Emmanuel College, NATL Insured, 5.00%, 7/01/37 ...............................         10,000,000          9,510,800
       Harvard University, Refunding, Series A, 5.50%, 11/15/36 .....................         51,450,000         57,540,136
       Harvard University, Series FF, 5.00%, 7/15/22 ................................         13,550,000         14,501,074
       Northeastern University, Series R, 5.00%, 10/01/33 ...........................          6,830,000          6,791,957
    Massachusetts State HFA Housing Revenue, Series B, 7.00%, 12/01/38 ..............         10,000,000         11,006,600
    Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
       5.65%, 10/01/17 ..............................................................          2,295,000          2,298,397
       5.70%, 10/01/27 ..............................................................          7,375,000          7,376,770
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
       Series A,
       AMBAC Insured, 4.50%, 8/15/35 ................................................         30,000,000         29,414,700
       FSA Insured, 5.00%, 8/15/30 ..................................................         15,000,000         15,624,900
    Massachusetts State Turnpike Authority Metropolitan Highway System
       Revenue, Refunding,
       Series A, NATL Insured, 5.00%, 1/01/37 .......................................         52,130,000         49,244,083
       Series B, NATL Insured, 5.125%, 1/01/37 ......................................         21,150,000         20,858,553
       Sub Series A, AMBAC Insured, 5.25%, 1/01/29 ..................................          5,000,000          5,013,300
    Massachusetts State Water Pollution Abatement Trust Revenue, MWRA
       Program, Series A,
       5.00%, 8/01/32 ...............................................................            225,000            230,011
       Pre-Refunded, 5.00%, 8/01/32 .................................................          4,775,000          5,283,347
    Massachusetts State Water Pollution Abatement Trust Water Pollution
       Abatement Revenue, MWRA Program, Refunding, Sub Series A, 5.75%, 8/01/29 .....            450,000            455,292
    Route 3 North Transportation Improvement Assn. Massachusetts Lease
       Revenue, NATL Insured, Pre-Refunded, 5.375%, 6/15/29 .........................         16,405,000         16,909,946
                                                                                                           ----------------
                                                                                                                397,684,562
                                                                                                           ----------------
    MICHIGAN 3.7%
    Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 ........................          6,300,000          6,376,671
    Chippewa Valley School GO, Pre-Refunded, 5.125%, 5/01/27 ........................          5,310,000          5,833,885
    Detroit City School District GO, School Building and Site Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 .........................          2,000,000          2,237,980
       Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .........................         14,925,000         16,397,500
       Series B, FGIC Insured, 5.00%, 5/01/33 .......................................         16,870,000         14,828,224
    Detroit Sewer Disposal System Revenue,
       second lien, Series A, NATL Insured, 5.00%, 7/01/30 ..........................          5,470,000          5,238,564
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ...........         10,000,000         10,711,000


                             32 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Detroit Water Supply System Revenue,
       second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ............   $      5,000,000   $      5,431,300
       second lien, Series B, FSA Insured, 7.00%, 7/01/36 ...........................          5,000,000          5,896,950
       senior lien, Refunding, Series B, Assured Guaranty, 5.00%, 7/01/21 ...........         10,000,000         10,192,100
       senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ..........................         17,575,000         17,262,868
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ............          7,060,000          7,552,153
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ............          6,170,000          6,626,642
    Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%,
       2/01/27 ......................................................................          8,625,000          8,547,030
    Grand Rapids Public Schools GO, School Building and Site, FSA Insured,
       4.50%, 5/01/31 ...............................................................         21,800,000         21,882,404
    Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded,
       5.60%, 5/01/30 ...............................................................          4,145,000          4,252,853
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, 5.00%, 10/15/24 .....................         29,920,000         29,919,102
       Facilities Program, Refunding, Series I, 6.25%, 10/15/38 .....................         15,000,000         16,578,000
       Facilities Program, Series I, Pre-Refunded, 5.00%, 10/15/24 ..................          1,430,000          1,545,801
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ..........................          9,475,000          9,240,494
    Michigan State GO, Environmental Program, Refunding, Series A,
       6.00%, 11/01/24 ..............................................................          1,000,000          1,113,200
       5.50%, 11/01/25 ..............................................................          1,000,000          1,069,380
    Michigan State HDA, SFMR, Series A, 5.00%, 12/01/19 .............................         10,000,000         10,182,500
    Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Series A, NATL Insured, Pre-Refunded, 6.125%,
       11/15/23 .....................................................................         18,000,000         18,211,320
       Mid-Michigan Obligation Group, Series A, 6.00%, 6/01/29 ......................          4,000,000          4,211,000
       Mid-Michigan Obligation Group, Series A, 6.125%, 6/01/39 .....................          5,000,000          5,260,350
    Michigan State Strategic Fund Limited Obligation Revenue, Detroit
       Education, Refunding, 5.625%, 7/01/20 ........................................          7,000,000          7,654,290
    Michigan State Strategic Fund Resources Recovery Limited Obligation
       Revenue, Detroit Education Exempt Facilities, Refunding, Series D, XLCA
       Insured, 5.25%, 12/15/32 .....................................................         10,000,000         10,070,700
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded,
       5.25%, 11/01/30 ..............................................................         10,000,000         10,846,400
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco
       Settlement Asset,
       Senior Series A, 5.25%, 6/01/22 ..............................................         10,000,000          9,153,700
       Senior Series A, 6.00%, 6/01/34 ..............................................         42,680,000         36,253,246
       Turbo, Series A, 6.875%, 6/01/42 .............................................         17,500,000         15,139,425
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont
       Hospital,
       Refunding, 8.25%, 9/01/39 ....................................................         20,000,000         23,526,400
       Series M, NATL Insured, 5.25%, 11/15/31 ......................................         10,000,000          8,843,500
    Wayne State University Revenues, General, AMBAC Insured, 5.00%, 11/15/36 ........          5,000,000          4,919,800
    West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 .................          5,000,000          5,172,450
                                                                                                           ----------------
                                                                                                                378,179,182
                                                                                                           ----------------
    MINNESOTA 1.0%
    Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ................          9,100,000          8,066,695
    Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%,
       12/01/29 .....................................................................          1,500,000          1,320,840
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .........................         32,025,000         33,722,005
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 .........................          5,000,000          5,092,650
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .........................         19,000,000         20,006,810


                             Semiannual Report | 33

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
       6.625%, 11/15/28 .............................................................   $     11,000,000   $     12,076,460
       6.75%, 11/15/32 ..............................................................          6,250,000          6,851,312
    Minnesota Agriculture and Economic Development Board Revenue, Health Care
       System, Refunding, Series A, NATL Insured, 5.75%, 11/15/26 ...................            510,000            511,622
    Minnetonka MFHR, Ridgepointe II Project, Series A, GNMA Secured,
       Pre-Refunded, 5.95%, 10/20/33 ................................................         11,075,000         11,656,327
    Roseville MFHR, Rosepointe I Project, Series A, GNMA Secured,
       Pre-Refunded, 5.95%, 10/20/33 ................................................          7,720,000          8,008,265
    University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 ....................        1,250,000          1,438,875
                                                                                                           ----------------
                                                                                                                108,751,861
                                                                                                           ----------------
    MISSISSIPPI 0.9%
    Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding,
       6.20%, 2/01/26 ...............................................................         36,500,000         36,512,410
    Jackson County Environmental Improvement Revenue, International Paper Co.
       Project, 6.70%, 5/01/24 ......................................................          3,500,000          3,526,985
    Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
       Refunding,
       5.875%, 4/01/22 ..............................................................         40,000,000         40,058,000
       5.90%, 5/01/22 ...............................................................          8,250,000          8,261,302
    Mississippi State GO, Refunding, 5.75%, 12/01/12 ................................          2,000,000          2,268,700
                                                                                                           ----------------
                                                                                                                 90,627,397
                                                                                                           ----------------
    MISSOURI 1.1%
    Jackson County Special Obligation Revenue, NATL Insured, 5.00%, 12/01/22 ........          9,095,000          9,400,683
    Missouri Development Finance Board Cultural Facilities Revenue, Nelson
       Gallery Foundation, Series A, NATL Insured, 5.00%, 12/01/30 ..................         11,500,000         11,705,850
    Missouri Joint Municipal Electric Utility Commission Power Project
       Revenue, Iatan 2 Project, Series A, AMBAC Insured, 5.00%, 1/01/34 ............         14,000,000         13,560,260
       Plum Point Project, NATL Insured, 5.00%, 1/01/34 .............................          8,000,000          7,271,600
    Missouri State Board of Public Buildings Special Obligation Revenue,
       Series A, 4.75%, 10/15/28 ....................................................          8,250,000          8,491,890
    Missouri State Health and Educational Facilities Authority Health
       Facilities Revenue, St. Luke's Health System, Series B, 5.50%, 11/15/35.......         15,000,000         15,331,650
    Missouri State Health and Educational Facilities Authority Revenue, SSM
    Health Care, Refunding, Series A, NATL Insured, 5.00%, 6/01/22 ..................            230,000            230,129
       Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 ........................          9,950,000         10,731,572
       Series B, AMBAC Insured, 5.25%, 6/01/21 ......................................          7,550,000          7,730,218
    St. Louis Airport Revenue,
       Airport Development Program, Series A, NATL Insured, Pre-Refunded, 5.00%,
          7/01/20 ...................................................................          5,000,000          5,345,200
       Airport Development Program, Series A, NATL Insured, Pre-Refunded, 5.00%,
          7/01/21 ...................................................................          7,250,000          7,750,540
       Capital Improvement Program, Series A, NATL Insured, Pre-Refunded, 5.00%,
          7/01/27 ...................................................................         12,390,000         13,600,875
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn.,
       Refunding, 5.40%, 5/15/28 ....................................................          4,000,000          3,725,200
                                                                                                           ----------------
                                                                                                                114,875,667
                                                                                                           ----------------


                             34 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    MONTANA 0.4%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured,
       5.00%, 3/01/31 ...............................................................       $30,000,000    $     28,163,700
    Montana Facility Finance Authority Revenue, Benefis Health System,
       Refunding, Assured Guaranty, 5.00%, 1/01/37 ..................................         10,000,000         10,113,400
                                                                                                           ----------------
                                                                                                                 38,277,100
                                                                                                           ----------------
    NEBRASKA 1.4%
    Adams County School District No. 018 GO, Hastings Public Schools, FSA
       Insured, 5.00%, 12/15/31 .....................................................          5,795,000          6,026,684
    Lancaster County Correctional Facility Joint Public Agency GO, Building,
       5.00%, 12/01/28 ..............................................................          5,000,000          5,295,200
    Lancaster County School District No. 001 GO, Lincoln Public Schools,
       5.00%, 1/15/36 ...............................................................         24,725,000         25,648,479
    Lincoln Electric System Revenue, 5.00%, 9/01/31 .................................          8,645,000          8,890,518
    Madison County Hospital Authority No. 001 Hospital Revenue, Faith
       Regional Health Services Project, Series A-1, 6.00%, 7/01/33 .................         12,000,000         12,585,600
    Municipal Energy Agency of Nebraska Power Supply System Revenue,
       Refunding, Series A, BHAC Insured, 5.375%, 4/01/39 ...........................          5,000,000          5,372,050
    Omaha Convention Hotel Corp. Revenue, Convention Center, first tier,
       Refunding, AMBAC Insured, 5.00%, 2/01/35 .....................................         30,000,000         28,314,900
       Series A, AMBAC Insured, Pre-Refunded, 5.125%, 4/01/26 .......................         12,500,000         13,708,125
    Omaha Public Facilities Corp. Lease Revenue, Baseball Stadium Project,
       5.00%, 6/01/36 ...............................................................          9,000,000          9,198,990
    Omaha Public Power District Separate Electricity Revenue, System,
       Nebraska City 2, Series A, AMBAC Insured, 5.00%, 2/01/30 .....................         12,165,000         12,595,884
    University of Nebraska Revenues,
       Kearney Student Fees and Facilities, 5.00%, 7/01/30 ..........................          5,000,000          5,214,800
       Lincoln Student Fees and Facilities, Series A, 5.25%, 7/01/34 ................          5,000,000          5,321,100
       Omaha Student Facilities Project, 5.00%, 5/15/32 .............................          5,000,000          5,223,050
       University of Nebraska Omaha Health and Recreation Project, 5.00%,
          5/15/38 ...................................................................          5,000,000          5,189,750
                                                                                                           ----------------
                                                                                                                148,585,130
                                                                                                           ----------------
    NEVADA 0.9%
    Clark County Airport Revenue, sub. lien,
       Series A-2, FGIC Insured, 5.125%, 7/01/27 ....................................         10,000,000         10,179,500
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 .........................         20,000,000         21,497,600
    Clark County School District GO,
       Refunding, Series A, NATL Insured, 5.00%, 6/15/24 ............................         15,000,000         15,821,100
       Series C, FSA Insured, 5.00%, 6/15/21 ........................................         10,000,000         10,648,800
    Director of the State of Nevada Department of Business and Industry
       Revenue, Capital Appreciation, Las Vegas Monorail Project, AMBAC Insured,
       zero cpn., 1/01/25 ...........................................................          3,080,000            373,450
       Las Vegas Monorail Project, AMBAC Insured, zero cpn., 1/01/26 ................          3,815,000            435,902
       Las Vegas Monorail Project, AMBAC Insured, zero cpn., 1/01/27 ................          3,000,000            323,010
       Las Vegas Monorail Project, AMBAC Insured, zero cpn., 1/01/28 ................         13,315,000          1,353,336
       Las Vegas Monorail Project, AMBAC Insured, zero cpn., 1/01/29 ................          8,410,000            807,024
       Las Vegas Monorail Project, first tier, AMBAC Insured, 5.625%, 1/01/32 .......         21,995,000          6,238,662
       Las Vegas Monorail Project, first tier, AMBAC Insured, 5.625%, 1/01/34 .......         12,000,000          3,401,760
    Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM,
       6.375%, 12/01/17 .............................................................         10,275,000         10,313,017


                             Semiannual Report | 35

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    NEVADA (CONTINUED)
    Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
       1/15/23 ......................................................................   $      5,000,000   $      4,625,850
    Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured,
       5.00%, 7/01/24 ...............................................................          5,000,000          5,013,850
                                                                                                           ----------------
                                                                                                                 91,032,861
                                                                                                           ----------------
    NEW HAMPSHIRE 0.1%
    Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
       6/20/33 ......................................................................          5,363,000          5,367,290
    New Hampshire Health and Education Facilities Authority Revenue,
       Exeter Project, 6.00%, 10/01/24 ..............................................          2,000,000          2,051,500
       Exeter Project, 5.75%, 10/01/31 ..............................................          1,000,000          1,008,630
       The Memorial Hospital, Refunding, 5.25%, 6/01/26 .............................          1,000,000            914,020
       The Memorial Hospital, Refunding, 5.25%, 6/01/36 .............................          1,100,000            936,859
    New Hampshire Higher Educational and Health Facilities Authority Revenue,
       New Hampshire Catholic Charities, 5.80%, 8/01/22 .............................          1,000,000            924,370
                                                                                                           ----------------
                                                                                                                 11,202,669
                                                                                                           ----------------
    NEW JERSEY 3.2%
    Health Care Facilities Financing Authority Revenue, Englewood Hospital,
       NATL Insured, 5.00%, 8/01/23 .................................................          5,000,000          5,030,250
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 .....................................................          2,100,000          2,000,355
       Series 1, 6.00%, 1/01/29 .....................................................          5,000,000          4,320,600
       Series 2, 6.125%, 1/01/19 ....................................................          2,000,000          1,922,000
       Series 2, 6.125%, 1/01/29 ....................................................          5,000,000          4,315,450
    New Jersey EDA Lease Revenue, International Center for Public Health Project,
       University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ..........          5,000,000          4,938,850
    New Jersey EDA Revenue,
       Cigarette Tax, 5.75%, 6/15/29 ................................................         20,000,000         19,292,600
       Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/29 ......         10,000,000          9,974,500
       Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/34 ......          5,000,000          5,030,650
       School Facilities Construction, Series C, NATL Insured, 4.75%, 6/15/25 .......          7,500,000          7,543,575
       School Facilities Construction, Series O, 5.125%, 3/01/28 ....................         20,000,000         20,805,600
       School Facilities Construction, Series U, 5.00%, 9/01/37 .....................         22,000,000         22,469,920
    New Jersey Health Care Facilities Financing Authority Revenue,
       State Contract Hospital Asset Transitions Program, Series A, 5.25%,
       10/01/38 .....................................................................         10,000,000         10,228,000
    New Jersey State COP, Equipment Lease Purchase, Series A, 5.25%,
       6/15/25 ......................................................................         20,305,000         21,271,924
       6/15/26 ......................................................................          8,000,000          8,349,360
       6/15/27 ......................................................................          4,000,000          4,171,560
       6/15/28 ......................................................................          2,000,000          2,081,060
    New Jersey State Housing and Mortgage Finance Agency Revenue, Series AA, 6.375%,
       10/01/28 .....................................................................          7,415,000          8,051,504
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation
       System, Series A, 6.00%, 12/15/38 ............................................         60,000,000         67,524,600


                             36 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey State Turnpike Authority Turnpike Revenue,
       Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
          5.15% thereafter, 1/01/35 .................................................   $     10,000,000   $      7,767,600
       Series A, NATL Insured, Pre-Refunded, 5.60%, 1/01/22 .........................          7,500,000          7,562,250
       Series A, NATL Insured, Pre-Refunded, 5.50%, 1/01/25 .........................         13,000,000         13,105,820
       Series E, 5.25%, 1/01/40 .....................................................         13,925,000         14,269,922
    New Jersey Transportation Trust Fund Authority Revenue, Transportation System,
       Series A, FSA Insured, 5.00%, 12/15/34 .......................................         35,000,000         36,369,900
    Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 5.75%, 6/01/32 .....         16,605,000         17,992,514
                                                                                                           ----------------
                                                                                                                326,390,364
                                                                                                           ----------------
    NEW MEXICO 0.1%
    New Mexico Finance Authority Revenue, New Mexico Finance Authority, Series B,
       5.50%, 6/01/39 ...............................................................         11,000,000         11,008,030
    New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
       Pre-Refunded, 6.00%, 6/15/13 .................................................          1,000,000          1,033,980
                                                                                                           ----------------
                                                                                                                 12,042,010
                                                                                                           ----------------
    NEW YORK 6.3%
    Long Island Power Authority Electric System Revenue, General, Refunding,
       Series A, 6.00%, 5/01/33 .....................................................         12,500,000         13,925,250
    MTA Commuter Facilities Revenue, Series A, Pre-Refunded, 5.25%, 7/01/28 .........          5,000,000          5,387,350
    MTA Dedicated Tax Fund Revenue,
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 .........................         12,500,000         12,790,500
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ........................         14,250,000         15,483,195
       Series A, NATL Insured, ETM, 6.25%, 4/01/11 ..................................          1,280,000          1,381,261
       Series B, 5.25%, 11/15/28 ....................................................          6,000,000          6,227,400
       Series B, 5.25%, 11/15/29 ....................................................          4,000,000          4,164,520
       Series B, 5.25%, 11/15/30 ....................................................          3,000,000          3,116,100
       Series B, 5.00%, 11/15/34 ....................................................          5,000,000          5,159,200
    MTA Revenue,
       Refunding, Series E, 5.25%, 11/15/31 .........................................         10,000,000         10,153,500
       Refunding, Series U, 5.125%, 11/15/31 ........................................         20,720,000         20,965,739
       Series A, 5.00%, 11/15/37 ....................................................         25,000,000         24,962,000
       Transportation, Series C, 6.50%, 11/15/28 ....................................         15,000,000         16,944,450
    MTA Transit Facilities Revenue, Service Contract, Series 8, Pre-Refunded, 5.375%,
       7/01/21 ......................................................................         15,000,000         17,124,600
    New York City GO,
       Refunding, Series H, 6.125%, 8/01/25 .........................................              5,000              5,019
       Series D, 8.00%, 8/01/16 .....................................................              5,000              5,070
       Series D, 5.50%, 6/01/24 .....................................................         16,405,000         17,152,248
       Series D, Pre-Refunded, 5.50%, 6/01/24 .......................................          7,535,000          8,384,571
       Series E, 6.50%, 12/01/12 ....................................................             20,000             20,076
       Series E, Sub Series E-1, 6.25%, 10/15/28 ....................................         10,000,000         11,612,700
       Series F, 5.25%, 1/15/23 .....................................................         14,415,000         15,068,864
       Series F, Pre-Refunded, 5.25%, 1/15/23 .......................................          5,585,000          6,267,990


                             Semiannual Report | 37

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Pre-Refunded, 5.50%, 6/15/33 .................................................   $     55,000,000   $     57,301,750
       Refunding, Series D, 5.25%, 6/15/25 ..........................................         10,000,000         10,360,000
       Refunding, Series D, 5.00%, 6/15/37 ..........................................         19,800,000         20,245,896
       Refunding, Series FF-2, 5.50%, 6/15/40 .......................................         15,000,000         16,086,750
       Series A, 5.75%, 6/15/40 .....................................................          6,000,000          6,525,900
       Series G, FSA Insured, 5.125%, 6/15/32 .......................................         24,215,000         24,563,696
    New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009,
       Series S-2, 6.00%, 7/15/38 ...................................................         20,000,000         22,107,600
       Series S-3, 5.25%, 1/15/34 ...................................................         10,170,000         10,660,499
       Series S-4, 5.50%, 1/15/34 ...................................................         12,890,000         13,801,065
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series B, 5.00%, 5/01/30 ..........................................          7,205,000          7,383,756
       Series B, Pre-Refunded, 6.00%, 11/15/29 ......................................         10,000,000         10,404,500
       Series B, Pre-Refunded, 5.00%, 5/01/30 .......................................            295,000            323,264
       Series C, Pre-Refunded, 5.50%, 11/01/20 ......................................          5,000,000          5,178,850
       Series C, Pre-Refunded, 5.50%, 11/01/24 ......................................          4,200,000          4,350,234
       Series D, 5.00%, 2/01/27 .....................................................         10,000,000         10,362,200
    New York City Transportation Authority MTA Triborough COP, Series A,
       AMBAC Insured, Pre-Refunded, 5.40%, 1/01/19 ..................................         15,000,000         15,269,700
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001,
       Series D, AMBAC Insured, 5.125%, 7/01/31 .....................................          8,000,000          8,173,760
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%, 11/15/30 ...............................................         10,000,000         10,051,500
    New York Liberty Development Corp. Revenue,
       5.50%, 10/01/37 ..............................................................         13,000,000         13,091,910
       Goldman Sachs Headquarters, 5.25%, 10/01/35 ..................................         25,000,000         24,410,750
    New York State Dormitory Authority Lease Revenue, Court Facilities,
       Pre-Refunded, 6.00%, 5/15/39 .................................................         16,000,000         16,642,880
    New York State Dormitory Authority Revenues,
       City University System Consolidated, Third General, Refunding, Series 1,
       5.25%, 7/01/25 ...............................................................         10,000,000         10,059,800
       State Supported Debt, Upstate Community Colleges, 6.00%, 7/01/31 .............         23,215,000         25,529,071
       State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%,
       7/01/28 ......................................................................          1,535,000          1,546,558
    New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
       6.10%, 11/01/15 ..............................................................          4,135,000          4,154,393
       6.125%, 11/01/20 .............................................................          3,510,000          3,518,284
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
       FSA Insured, Pre-Refunded, 6.00%, 4/01/14 ....................................          1,420,000          1,467,187
    New York State Urban Development Corp. Revenue, State Personal Income Tax,
       Series B-1, 5.00%, 3/15/36 ...................................................          5,000,000          5,150,500
    Onondaga County GO,
       5.875%, 2/15/12 ..............................................................            300,000            332,601
       ETM, 5.875%, 2/15/12 .........................................................            700,000            777,581
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%,
       10/15/29 .....................................................................          8,000,000          8,362,960


                             38 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Triborough Bridge and Tunnel Authority Revenues,
       General, Series A-2, 5.25%, 11/15/34 .........................................   $      7,500,000   $      7,970,775
       General Purpose, 5.25%, 11/15/38 .............................................         25,000,000         26,279,500
       General Purpose, Refunding, Series A, 5.00%, 1/01/27 .........................          5,000,000          5,111,500
       General Purpose, Series A, 5.00%, 1/01/32 ....................................          3,085,000          3,125,074
       General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30 ......................         15,000,000         18,352,650
       General Purpose, Series X, ETM, 6.625%, 1/01/12 ..............................          1,800,000          1,963,044
       General Purpose, Series Y, ETM, 6.00%, 1/01/12 ...............................            705,000            745,805
                                                                                                           ----------------
                                                                                                                648,045,346
                                                                                                           ----------------
    NORTH CAROLINA 2.8%
    Charlotte Airport Revenue, Series A, NATL Insured, 5.00%, 7/01/34 ...............          6,000,000          6,116,880
    Charlotte COP,
       Refunding, Series C, 5.00%, 6/01/34 ..........................................          8,000,000          8,346,080
       Transit Projects, Phase II, Series E, 5.00%, 6/01/30 .........................         15,940,000         16,447,530
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series B, 6.00%, 1/01/22 ..........................................          1,250,000          1,426,537
       Refunding, Series B, 6.25%, 1/01/23 ..........................................         39,030,000         45,542,155
       Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ............................          1,280,000          1,283,226
       Refunding, Series D, 5.125%, 1/01/23 .........................................         12,000,000         12,200,160
       Refunding, Series D, 5.125%, 1/01/26 .........................................          3,000,000          3,031,560
       Series A, 5.50%, 1/01/26 .....................................................          4,500,000          4,744,575
       Series A, Pre-Refunded, 5.75%, 1/01/26 .......................................         65,350,000         66,560,935
       Series B, Pre-Refunded, 5.75%, 1/01/24 .......................................         35,140,000         35,791,144
       Series D, Pre-Refunded, 6.70%, 1/01/19 .......................................          2,000,000          2,040,060
       Series D, Pre-Refunded, 6.75%, 1/01/26 .......................................          5,000,000          5,100,550
    North Carolina Medical Care Commission Revenue, Rowan Regional
       Medical Center, FSA Insured, 4.75%, 9/01/24 ..................................          6,970,000          7,053,431
    North Carolina State Capital Improvement Limited Obligation Revenue, 5.00%,
       5/01/22 ......................................................................          5,000,000          5,550,100
       5/01/24 ......................................................................          5,500,000          6,040,210
       5/01/25 ......................................................................          5,750,000          6,276,355
       5/01/27 ......................................................................          4,500,000          4,859,865
       5/01/28 ......................................................................          4,250,000          4,565,520
    North Carolina Turnpike Authority Triangle Expressway System Revenue,
       Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/33 .........         25,000,000          5,851,500
       Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/34 .........         15,000,000          3,282,150
       Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/35 .........         15,215,000          3,073,278
       Series A, Assured Guaranty, 5.50%, 1/01/29 ...................................          6,750,000          7,091,280
       Series A, Assured Guaranty, 5.75%, 1/01/39 ...................................         10,380,000         10,860,283
    Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 .....         11,000,000         11,878,900
                                                                                                           ----------------
                                                                                                                285,014,264
                                                                                                           ----------------
    NORTH DAKOTA 0.3%
    Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
       Assured Guaranty, 5.00%, 12/01/26 ............................................          8,385,000          8,384,665
       Refunding, 5.50%, 12/01/20 ...................................................          8,870,000          8,584,031
       Refunding, 5.50%, 12/01/24 ...................................................         13,945,000         13,048,755
                                                                                                           ----------------
                                                                                                                 30,017,451
                                                                                                           ----------------


                             Semiannual Report | 39

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO 2.9%
    Akron Bath Copley Joint Township Hospital District Revenue, Hospital
       Improvement Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 .........   $      9,250,000   $      9,262,673
    Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
       12/01/26 .....................................................................          6,085,000          6,226,476
       12/01/27 .....................................................................          3,185,000          3,250,707
    American Municipal Power Inc. Revenue, Refunding, 5.00%, 2/15/38 ................         22,500,000         22,634,775
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
       Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3,
          zero cpn. to 12/01/12, 6.25% thereafter, 6/01/37 ..........................         15,000,000          9,945,600
       Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34 ..........         11,250,000          9,438,413
       Senior Current Interest Turbo Term Bond, Series A-2, 6.00%, 6/01/42 ..........          5,000,000          3,893,450
    Cleveland Airport System Revenue, Series A, FSA Insured,
       5.00%, 1/01/31 ...............................................................         17,930,000         17,982,893
       Pre-Refunded, 5.00%, 1/01/31 .................................................          2,070,000          2,105,728
    Cleveland State University General Receipt Revenue, FGIC Insured,
       5.00%, 6/01/29 ...............................................................          5,000,000          5,085,600
    Columbus City School District GO, School Facilities Construction and
       Improvement, FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 .....................         16,000,000         17,948,000
    Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project,
       7.50%, 1/01/30 ...............................................................         17,100,000         17,360,262
    Hamilton County Sales Tax Revenue,
       Refunding, Series B, AMBAC Insured, 5.25%, 12/01/32 ..........................          1,995,000          2,000,905
       Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 .......................          8,005,000          8,414,776
    Kettering City School District GO, School Improvement, FGIC Insured,
       Pre-Refunded, 5.00%, 12/01/30 ................................................          1,860,000          2,117,182
    Little Miami Local School District GO, School Improvement, FSA Insured,
       Pre-Refunded, 5.00%, 12/01/34 ................................................          4,000,000          4,636,280
    Maple Heights City School District GO, School Facilities Improvement,
       5.00%, 1/15/37 ...............................................................         29,370,000         29,931,554
    Marysville Wastewater Treatment System Revenue, Refunding, XLCA Insured, 5.00%,
       12/01/31 .....................................................................          8,000,000          7,442,640
       12/01/36 .....................................................................         13,725,000         12,316,403
    Montgomery County Hospital Facilities Revenue, Grandview Hospital and
       Medical Center, Pre-Refunded,
       5.50%, 12/01/10 ..............................................................          1,300,000          1,304,810
       5.60%, 12/01/11 ..............................................................          1,000,000          1,003,780
       5.65%, 12/01/12 ..............................................................            925,000            928,524
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
       Pre-Refunded,
       5.375%, 12/01/20 .............................................................          4,275,000          4,544,496
       5.45%, 12/01/25 ..............................................................          3,000,000          3,191,550
    Ohio State Air Quality Development Authority Revenue, Pollution
       Control, FirstEnergy Solutions Corp., Refunding, Series C, 5.625%, 6/01/18 ...          8,500,000          8,854,365
    Ohio State GO, Series A, 5.375%, 9/01/28 ........................................         10,000,000         10,972,300
    Ohio State Water Development Authority Pollution Control Facilities
       Revenue, FirstEnergy Solutions Corp., Mandatory Put, 6/01/16,
       Refunding, Series A, 5.875%, 6/01/33 .........................................         13,000,000         13,817,050
    Pickerington Local School District GO, School Facilities Construction
       and Improvement, FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 .................         15,000,000         16,310,100
    Scioto County Hospital Revenue, Southern Ohio Medical Center,
       Refunding, 5.75%, 2/15/38 ....................................................         17,000,000         17,064,940


                             40 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Springboro Community City School District GO, School Improvement, NATL
       Insured, Pre-Refunded, 5.00%, 12/01/27 .......................................   $     10,350,000   $     11,749,424
    University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded,
       5.75%, 1/01/29 ...............................................................         11,305,000         11,514,482
    University of Cincinnati COP, Jefferson Avenue Residence Hall, NATL
       Insured, 5.125%, 6/01/28 .....................................................          4,000,000          4,011,640
    University of Cincinnati General Receipts Revenue, Series A, FGIC
       Insured, Pre-Refunded, 5.25%, 6/01/24 ........................................          5,000,000          5,409,300
                                                                                                           ----------------
                                                                                                                302,671,078
                                                                                                           ----------------
    OKLAHOMA 0.0%(c)
    Valley View Hospital Authority Revenue, Valley View Regional Medical
       Center, Refunding, 6.00%, 8/15/14 ............................................          1,845,000          1,816,882
                                                                                                           ----------------
    OREGON 1.2%
    Jackson County School District No. 6 Central Point GO, FGIC Insured,
       Pre-Refunded, 5.25%, 6/15/20 .................................................          4,000,000          4,120,080
    Lane County School District No. 19 Springfield GO, Refunding, FGIC
       Insured, 6.00%, 10/15/13 .....................................................          1,250,000          1,450,200
    Oregon Health and Science University Revenue, Series A,
       5.75%, 7/01/39 ...............................................................          5,000,000          5,387,400
       NATL Insured, 5.00%, 7/01/26 .................................................         10,500,000         10,347,645
    Oregon State Department of Administrative Services COP, Series A, AMBAC
       Insured, Pre-Refunded, 6.00%, 5/01/26 ........................................         10,000,000         10,364,400
    Oregon State Department of Transportation Highway User Tax Revenue,
       senior lien, Series A, 4.50%, 11/15/32 .......................................         30,000,000         30,099,900
    Oregon State EDR, Georgia-Pacific Corp. Project,
       Refunding, Series 183, 5.70%, 12/01/25 .......................................          3,500,000          3,145,800
    (d) Series CLVII, 6.35%, 8/01/25 ................................................          5,500,000          5,293,145
    Oregon State GO, State Board of Higher Education, Series A,
       5.00%, 8/01/26 ...............................................................          6,630,000          7,019,048
       5.00%, 8/01/27 ...............................................................          6,955,000          7,337,456
       Pre-Refunded, 5.00%, 8/01/26 .................................................         12,000,000         12,902,400
    Port of Portland International Airport Revenue, Series Nineteen, 5.50%,
       7/01/38 ......................................................................         25,000,000         26,535,250
                                                                                                           ----------------
                                                                                                                124,002,724
                                                                                                           ----------------
    PENNSYLVANIA 3.9%
    Allegheny County Hospital Development Authority Revenue, Health System,
       Series A, NATL Insured, Pre-Refunded, 6.50%, 11/15/30 ........................         10,000,000         10,823,700
    Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 5.50%,
       12/01/29 .....................................................................         10,000,000          9,999,600
    Allegheny County Port Authority Special Revenue, Transportation,
       Refunding, FGIC Insured, 5.00%, 3/01/29 ......................................         10,000,000         10,047,200
    Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 ......          5,000,000          5,104,900
    Centennial School District Bucks County GO, Series B, FSA Insured, 5.25%,
       12/15/37 .....................................................................         13,655,000         14,164,878
    Coatesville School District GO, FSA Insured, 5.00%, 8/01/24 .....................          6,420,000          6,839,033
    Delaware County Authority University Revenue, Villanova University, Series A,
       NATL Insured, 5.00%, 12/01/18 ................................................          7,090,000          7,097,090


                             Semiannual Report | 41

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured,
       5.75%,
       1/01/22 ......................................................................   $      8,500,000   $      8,534,425
       1/01/26 ......................................................................         10,000,000         10,037,400
    Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
       AMBAC Insured, 5.60%, 7/01/17 ................................................          5,000,000          5,433,600
    Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured,
       5.00%, 11/01/37 ..............................................................          5,000,000          4,088,250
    Erie Water Authority Water Revenue, Series A, NATL Insured, Pre-Refunded, 5.20%,
       12/01/30 .....................................................................         18,700,000         20,369,536
    Montgomery County IDA Retirement Community Revenue, ACTS Retirement-Life
       Communities Inc. Obligated Group, 5.25%, 11/15/28 ............................          2,500,000          2,348,150
    Northampton County General Purpose Authority Hospital Revenue, St. Luke's
       Hospital Project, Series A, 5.375%, 8/15/28 ..................................          5,000,000          4,955,800
    Northampton County General Purpose Authority Revenue, County Agreement, FSA
       Insured, 5.25%, 10/01/30 .....................................................         12,150,000         12,592,989
    Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
       Allegheny Energy Supply Co., LLC Project, 7.00%, 7/15/39 .....................         20,000,000         21,165,600
    Pennsylvania Economic Development Financing Authority Water Facility Revenue,
       American Water Co. Project, 6.20%, 4/01/39 ...................................         12,500,000         13,624,000
    Pennsylvania State Higher Educational Facilities Authority Revenue, Temple
       University, Refunding, NATL Insured, 5.00%, 4/01/33 ..........................         14,225,000         14,379,768
    Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded,
       5.00%, 7/15/31 ...............................................................          5,850,000          6,336,662
    Pennsylvania State Turnpike Commission Turnpike Revenue,
       Convertible Capital Appreciation, Sub Series C, FSA Insured, zero cpn. to
          6/01/16, 6.25% thereafter, 6/01/33 ........................................          5,000,000          3,679,150
       Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.00%, 6/01/28 ........          5,000,000          5,661,500
       Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38 ........         15,000,000         16,963,800
       Series B, 5.75%, 6/01/39 .....................................................         20,000,000         21,098,400
    Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA
       Insured, Pre-Refunded, 5.25%, 10/01/30 .......................................         15,630,000         17,082,808
    Philadelphia Gas Works Revenue,
       Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ................................          5,000,000          5,081,000
       Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 .......................          5,000,000          4,960,600
    Philadelphia GO, 5.00%, 8/01/24 .................................................         11,000,000         11,254,760
    Philadelphia Hospitals and Higher Educational Facilities Authority
       Revenue, Mortgage, North Philadelphia Health Systems, Refunding, Series A,
       FHA Insured,
       5.30%, 1/01/18 ...............................................................          2,490,000          2,504,591
       5.35%, 1/01/23 ...............................................................          5,690,000          5,723,799
       5.375%, 1/01/28 ..............................................................          3,700,000          3,722,126
    Philadelphia Municipal Authority Revenue, Lease, 6.375%, 4/01/29 ................          4,500,000          4,745,340
    Philadelphia Parking Authority Airport Parking Revenue, FSA Insured,
       5.25%, 9/01/29 ...............................................................         15,000,000         15,110,400
    Philadelphia RDAR, Neighborhood Transformation, Series C, FGIC Insured,
       5.00%,
       4/15/29 ......................................................................         10,965,000         10,017,843
       4/15/30 ......................................................................         12,000,000         10,852,320
    Philadelphia School District GO,
       Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 ..........................         14,050,000         14,925,456
       Series E, 6.00%, 9/01/38 .....................................................         25,000,000         26,709,000


                             42 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Philadelphia Water and Wastewater Revenue, Series A,
       5.25%, 1/01/25 ...............................................................   $      1,000,000   $      1,037,470
       5.00%, 1/01/26 ...............................................................          5,000,000          5,069,400
       5.00%, 1/01/27 ...............................................................          1,750,000          1,765,243
       5.25%, 1/01/32 ...............................................................          5,000,000          5,109,050
       FGIC Insured, 5.00%, 11/01/31 ................................................          8,995,000          9,019,736
    Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue,
       AMBAC Insured, 5.125%, 2/01/35 ...............................................         15,000,000         13,092,300
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset
       District Sales Tax, AMBAC Insured, 5.25%, 2/01/31 ............................          5,000,000          4,813,750
                                                                                                           ----------------
                                                                                                                407,942,423
                                                                                                           ----------------
    RHODE ISLAND 1.2%
    Narragansett Bay Commission Wastewater System Revenue, Series A, NATL
       Insured, 5.00%, 8/01/30 ......................................................          7,990,000          8,149,081
    Rhode Island Convention Center Authority Revenue, Refunding, Series A, Assured
       Guaranty, 5.50%, 5/15/27 .....................................................         17,300,000         18,069,158
    Rhode Island Health and Educational Building Corp. Higher Education
       Facility Revenue, Brown University Rhode Island, Refunding, Series A, 5.00%,
       9/01/39 ......................................................................          9,695,000         10,138,643
    Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership
    Opportunity,
       Refunding, Series 15-A, 6.85%, 10/01/24 ......................................            620,000            620,062
       Refunding, Series 25-A, 4.95%, 10/01/16 ......................................            110,000            110,359
       Series 10-A, 6.50%, 10/01/22 .................................................            475,000            476,853
       Series 10-A, 6.50%, 4/01/27 ..................................................            265,000            265,949
    Rhode Island State Economic Development Corp. Airport Revenue, Series B,
       NATL Insured, 5.00%,
       7/01/27 ......................................................................         12,280,000         12,490,970
       7/01/30 ......................................................................         14,965,000         15,103,426
    Rhode Island State Health and Educational Building Corp. Revenue,
       Health Facilities, St. Antoine, Series B, Pre-Refunded, 6.125%, 11/15/29 .....          7,745,000          7,835,229
       Higher Education Facility, University of Rhode Island, Refunding, Series A,
          AMBAC Insured, 5.00%, 9/15/30 .............................................         10,000,000         10,249,500
       Hospital Financing, Lifespan Obligated Group, 6.375%, 8/15/21 ................            925,000            951,020
       Hospital Financing, Lifespan Obligated Group, Pre-Refunded, 6.375%, 8/15/21 ..          6,075,000          6,780,976
       Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA
          Insured, 5.00%, 5/15/26 ...................................................          5,000,000          5,066,600
       Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA
          Insured, 5.00%, 5/15/32 ...................................................         14,440,000         14,171,849
       Hospital Financing, Lifespan Obligated Group, Series A, 7.00%, 5/15/39 .......          8,200,000          8,994,334
                                                                                                           ----------------
                                                                                                                119,474,009
                                                                                                           ----------------
    SOUTH CAROLINA 1.9%
    Charleston Educational Excellence Finance Corp. Revenue, Charleston County School
       District, 5.25%, 12/01/30 ....................................................          8,000,000          8,187,440
    Dorchester County Waterworks and Sewer System Revenue, Refunding, NATL Insured,
       5.00%, 10/01/28 ..............................................................          8,000,000          8,101,520
    Greenville County School District Installment Purchase Revenue, Building
       Equity Sooner Tomorrow, Refunding, 5.00%, 12/01/28 ...........................          7,500,000          7,611,300


                             Semiannual Report | 43

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    SOUTH CAROLINA (CONTINUED)
    Greenwood Fifty School Facilities Inc. Installment Purchase Revenue, Greenwood
       School District 50, Refunding, Assured Guaranty, 4.50%, 12/01/32 .............   $      7,030,000   $      6,765,953
    Lancaster Educational Assistance Program Inc. Revenue, School District of
       Lancaster County Project, 5.00%, 12/01/26 ....................................         12,300,000         12,559,038
    Medical University of South Carolina Hospital Authority Hospital Facilities
       Revenue, Mortgage, Refunding, Series A, NATL Insured, 5.00%, 8/15/31 .........         13,860,000         13,952,585
    Newberry Investing in Children's Education Installment Revenue, Newberry County
       School District Project, 5.00%, 12/01/30 .....................................          4,000,000          3,519,400
    Piedmont Municipal Power Agency Electric Revenue, Series A-2, 5.00%, 1/01/24 ....         10,000,000         10,119,600
    Scago Educational Facilities Corp. for Beaufort School District Revenue, Beaufort
       School District, FSA Insured, 5.00%, 12/01/31 ................................          5,340,000          5,536,085
    Scago Educational Facilities Corp. for Chesterfield School District Revenue,
       School Project, Assured Guaranty, 5.00%, 12/01/29 ............................          7,500,000          7,629,300
    Scago Educational Facilities Corp. for Colleton School District Revenue,
       School Project, Assured Guaranty, 5.00%,
       12/01/25 .....................................................................          3,340,000          3,452,391
       12/01/26 .....................................................................          4,000,000          4,117,440
    Scago Educational Facilities Corp. for Pickens School District Revenue,
       Pickens County Project, FSA Insured, 5.00%,
       12/01/25 .....................................................................         18,900,000         19,594,008
       12/01/31 .....................................................................         10,000,000         10,100,500
    South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding,
       Series A, FSA Insured, 5.00%, 8/01/35 ........................................         20,000,000         19,826,800
    South Carolina Jobs EDA Hospital Revenue,
       Improvement, Palmetto Health, Refunding, 5.75%, 8/01/39 ......................          3,000,000          2,932,830
       Refunding and Improvement, Anmed Health Series B, Assured Guaranty, 5.375%,
          2/01/29 ...................................................................          4,000,000          4,194,080
    South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%,
       1/01/33 ......................................................................         31,835,000         32,621,643
    South Carolina State Public Service Authority Revenue, Refunding,
       Series A, 5.50%, 1/01/38 .....................................................          7,500,000          8,110,050
       Series B, 5.25%, 1/01/34 .....................................................          6,000,000          6,362,100
    Sumter Two School Facilities Inc. Installment Purchase Revenue, Sumter County
       School District 2, Refunding, Assured Guaranty, 4.50%, 12/01/32 ..............          6,000,000          5,584,020
                                                                                                           ----------------
                                                                                                                200,878,083
                                                                                                           ----------------
    SOUTH DAKOTA 0.4%
    South Dakota Health and Educational Facilities Authority Revenue,
       Avera Health Issue, AMBAC Insured, 5.25%, 7/01/22 ............................         15,425,000         15,652,827
       Avera Health Issue, Series B, 5.50%, 7/01/35 .................................          3,000,000          3,016,170
       Avera Health Issue, Series B, 5.25%, 7/01/38 .................................          5,000,000          4,827,350
       Sanford Health, 5.00%, 11/01/27 ..............................................          2,355,000          2,341,176
       Sanford Health, 5.00%, 11/01/40 ..............................................         12,945,000         12,561,699
                                                                                                           ----------------
                                                                                                                 38,399,222
                                                                                                           ----------------
    TENNESSEE 0.3%
    Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/19 ..........          6,000,000          5,733,180
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage, Mountain States Health, Series A, NATL Insured, Pre-Refunded,
       6.00%, 7/01/21 ...............................................................          7,000,000          7,221,970


                             44 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE (CONTINUED)
    Knox County Health Educational and Housing Facilities Board Hospital
       Facilities Revenue,
       Series A, FSA Insured, Pre-Refunded, 5.00%, 1/01/22 ..........................   $      2,740,000   $      3,040,961
    Knox County Health Educational and Housing Facilities Board Revenue,
       University Health
       System Inc., Refunding, 5.25%, 4/01/27 .......................................         17,500,000         17,205,300
    Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
       7/01/15 ......................................................................            230,000            230,789
                                                                                                           ----------------
                                                                                                                 33,432,200
                                                                                                           ----------------
    TEXAS 7.4%
    Austin Community College District Public Facility Corp. Revenue,
       Educational Facility Project, Round Rock Campus, 5.25%, 8/01/33 ..............          8,675,000          9,013,151
    Austin Electric Utility System Revenue, Refunding, NATL Insured, 5.00%, 11/15/28          10,000,000         10,145,100
    Bexar County GO, Certificates of Obligation, Combined Flood Control Tax,
       FSA Insured,
       5.00%, 6/15/37 ...............................................................         20,000,000         20,623,400
    Bexar County HFC, MFHR,
       American Opportunity Housing, Series A, NATL Insured, 5.80%, 1/01/31 .........          6,000,000          4,997,580
       Honey Creek Apartments Project, Series A, NATL Insured, 6.20%, 4/01/30 .......          2,845,000          2,190,934
    Bexar County Hospital District GO, Certificates of Obligation, 5.00%, 2/15/38 ...         10,000,000          9,894,700
    Bridge City ISD, GO, Pre-Refunded, 5.375%, 2/15/32 ..............................          1,930,000          2,047,363
    Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 .........................          1,000,000          1,042,750
    Crowley ISD, GO, School Building, 5.00%, 8/01/36 ................................         13,900,000         14,498,951
    Dallas Civic Center Revenue, Refunding and Improvement, Assured Guaranty, 5.25%,
       8/15/34 ......................................................................         18,975,000         19,514,459
    Dallas County Utility and Reclamation District GO, Refunding, Series A,
       AMBAC Insured,
       5.375%, 2/15/29 ..............................................................         28,325,000         26,877,876
    Dallas ISD, GO, Refunding, 5.25%, 2/15/20 .......................................          2,000,000          2,093,420
    Dallas-Fort Worth International Airport Revenue, Refunding and Improvement,
       Series A, FGIC Insured, 5.625%, 11/01/26 .....................................         85,000,000         85,562,700
    Denton ISD, GO, School Building, 5.00%, 8/15/38 .................................         15,710,000         16,282,472
    Duncanville ISD, GO, Series B, Pre-Refunded, 5.25%, 2/15/32 .....................          9,850,000         10,803,184
    Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 ..............................          2,000,000          2,029,140
    Forney ISD, GO, School Building, Series A, 6.00%, 8/15/37 .......................          2,000,000          2,226,200
    Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp.
       Projects, Refunding, 5.50%, 9/01/17 ..........................................          3,250,000          3,260,920
    Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
       4/01/32 ......................................................................          3,000,000          2,712,090
    Harris County Health Facilities Development Corp. Hospital Revenue,
       Memorial Hermann  Healthcare System, Refunding, Series B, 7.25%, 12/01/35 ....         13,500,000         15,118,110
    Harris County Hospital District Revenue, senior lien, Refunding, Series A,
       NATL Insured,
       5.125%, 2/15/32 ..............................................................         10,215,000          9,738,164
    Harris County MTA Revenue, Contractual Obligations, Series B, 5.00%, 11/01/33 ...         10,000,000         10,317,500
    Hays Consolidated ISD, GO, Capital Appreciation, Pre-Refunded, zero cpn.,
       8/15/19 ......................................................................          5,285,000          3,242,295
       8/15/21 ......................................................................          8,420,000          4,558,504
       8/15/22 ......................................................................          8,470,000          4,311,823
    Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
       8/15/21 ......................................................................          2,500,000          2,703,225


                             Semiannual Report | 45

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Houston Airport System Revenue,
       Refunding, second lien, Series A, 5.50%, 7/01/34 .............................   $      5,000,000   $      5,234,400
       Refunding, second lien, Series A, 5.50%, 7/01/39 .............................          7,000,000          7,287,980
       sub. lien, Series B, FSA Insured, Pre-Refunded, 5.50%, 7/01/30 ...............          2,000,000          2,067,660
    Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
       FGIC Insured, Pre-Refunded, 5.125%, 3/01/28 ..................................         15,000,000         16,400,100
    Houston GO, Public Improvement, Refunding, NATL Insured, 5.00%, 3/01/25 .........          5,000,000          5,143,300
    Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
       Pre-Refunded, 5.25%, 12/01/30 ................................................         14,000,000         14,724,500
    Keller ISD, GO,
       Pre-Refunded, 5.375%, 8/15/25 ................................................          1,330,000          1,382,575
       School Building, 5.50%, 2/15/35 ..............................................         10,000,000         10,533,800
    Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 .................................          1,000,000          1,044,400
    Lower Colorado River Authority Revenue,
       Improvement, Series A, NATL Insured, Pre-Refunded, 5.00%, 5/15/26 ............            130,000            138,496
       Refunding and Improvement, Series A, NATL Insured, 5.00%, 5/15/26 ............          1,870,000          1,913,945
    Lower Colorado River Authority Transmission Contract Revenue,
       LCRA Transmission Services Corp. Project, Refunding,
       5.50%, 5/15/36 ...............................................................         15,310,000         15,720,920
       Series B, FSA Insured, 5.00%, 5/15/31 ........................................         10,000,000         10,051,700
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian,
       Refunding and Improvement, 5.125%, 11/01/27 ..................................          1,000,000            908,600
    Manor ISD, GO, School Building, 5.00%, 8/01/37 ..................................          8,175,000          8,443,467
    Matagorda County Hospital District Revenue, FHA Insured, 5.00%, 2/15/35 .........         10,000,000          9,816,200
    North Central Texas Health Facility Development Corp. Revenue, Children's
       Medical Center Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 ..............         19,335,000         19,852,985
    North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%,
       12/15/34 .....................................................................         20,000,000         20,892,800
    North Harris County Regional Water Authority Revenue, senior lien,
       5.25%, 12/15/33 ..............................................................         27,000,000         27,290,790
       5.50%, 12/15/38 ..............................................................         25,000,000         25,519,250
    North Texas Tollway Authority Revenue,
       Capital Appreciation, System, first tier, Refunding, Series I, zero cpn. to
       1/01/15, 6.50% thereafter, 1/01/43 ...........................................         25,000,000         19,209,250
       System, first tier, Refunding, Series A, 6.25%, 1/01/39 ......................         12,500,000         13,194,000
       System, first tier, Refunding, Series A, 5.75%, 1/01/40 ......................         35,000,000         35,497,000
       System, first tier, Refunding, Series K-2, 6.00%, 1/01/38 ....................         15,000,000         15,631,200
       System, second tier, Refunding, Series F, 5.75%, 1/01/38 .....................         30,000,000         30,269,400
    Northside ISD, GO,
       Pre-Refunded, 5.00%, 2/15/26 .................................................          1,345,000          1,420,374
       Refunding, 5.00%, 2/15/26 ....................................................          1,155,000          1,175,721
    Pasadena GO, Certificates of Obligation, FGIC Insured, Pre-Refunded,
       5.25%, 4/01/32 ...............................................................          3,000,000          3,193,140
    Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 ....          4,000,000          3,936,200
    Port Corpus Christi Nueces County General Revenue, Union Pacific,
       Refunding, 5.65%, 12/01/22 ...................................................         15,000,000         15,401,700
    Port Houston Authority Harris County GO, Refunding, Series A, 5.625%, 10/01/38 ..         14,000,000         14,591,500
    Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured,
       Pre-Refunded, 5.75%, 2/15/21 .................................................          2,500,000          2,537,800


                             46 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Rio Grande City Consolidated ISD, GO, School Building, 5.00%, 8/15/37 ...........   $     10,510,000   $     10,888,045
    San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
       5/15/25 ......................................................................          5,000,000          5,153,150
       5/15/28 ......................................................................          5,000,000          5,125,200
    Southmost Regional Water Authority Water Supply Contract Revenue, NATL Insured,
       5.00%, 9/01/25 ...............................................................          5,000,000          5,077,250
    Tarrant County Health Facilities Development Corp. Health System Revenue, Harris
       Methodist Health System, FGIC Insured, ETM, 6.00%, 9/01/24 ...................          4,000,000          4,773,480
    Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living
       Centers, Series C, 5.75%,
       8/15/18 ......................................................................          1,570,000          1,472,016
       8/15/28 ......................................................................          3,900,000          3,210,987
    (a) Texas A&M University Revenue, Financing System, Series D, 5.00%, 5/15/34 ....          5,000,000          5,224,600
    Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding,
       7.375%, 10/01/20 .............................................................            500,000            617,450
    Texas State GO,
       Veterans Housing Assistance, Fund II, Series C, 6.15%, 12/01/28 ..............         10,000,000         10,041,900
       Water Financial Assistance, Refunding, Series C-1, 5.00%, 8/01/34 ............          7,000,000          7,357,700
    Texas State Revenue, Transportation Commission-Mobility Fund, Series A, 5.00%,
       4/01/33 ......................................................................         10,000,000         10,452,600
    Texas State Turnpike Authority Central Texas Turnpike System Revenue,
       Capital Appreciation, AMBAC Insured, zero cpn., 8/15/31 ......................         43,500,000         11,100,330
    Texas State University System Financing Revenue, Refunding, FSA Insured, 5.00%,
       3/15/26 ......................................................................          6,425,000          6,723,698
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas
       Medical Center, Refunding and Improvement, Series A, 5.25%, 11/01/32 .........          6,250,000          5,930,375
    Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue,
       Hillcrest Health System Project, Series A, NATL Insured, 5.00%, 8/01/31 ......         12,500,000         12,034,000
    Wylie ISD, GO,
       Pre-Refunded, 7.00%, 8/15/24 .................................................            660,000            734,065
       Refunding, 7.00%, 8/15/24 ....................................................            340,000            361,801
                                                                                                           ----------------
                                                                                                                762,509,811
                                                                                                           ----------------
    UTAH 0.8%
    Intermountain Power Agency Power Supply Revenue, ETM, 6.15%, 7/01/14 ............         15,515,000         15,517,948
    South Jordan Sales Tax Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 8/15/26 .....          4,770,000          5,157,992
    South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%,
       8/15/30 ......................................................................          5,730,000          5,953,814
    St. George Electric Revenue, FSA Insured, 5.00%,
       6/01/33 ......................................................................          5,000,000          5,183,250
       6/01/38 ......................................................................          5,000,000          5,147,350
    Uintah County Municipal Building Authority Lease Revenue, 5.50%, 6/01/37 ........          5,000,000          5,095,550
    Utah Associated Municipal Power Systems Revenue, Central St. George Project,
       Refunding,
       5.25%, 12/01/27 ..............................................................          9,735,000          9,979,640
    Utah State Transit Authority Sales Tax Revenue, Series A, FSA Insured,
       5.00%, 6/15/36 ...............................................................         25,000,000         26,010,000
                                                                                                           ----------------
                                                                                                                 78,045,544
                                                                                                           ----------------


                             Semiannual Report | 47

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    VERMONT 0.4%
    Burlington Airport Revenue, Series A, NATL Insured, 5.00%, 7/01/28 ..............   $      5,780,000   $      5,317,253
    University of Vermont and State Agricultural College Revenue, Refunding,
       NATL Insured, 5.00%, 10/01/30 ................................................         12,210,000         12,651,270
    Vermont Educational and Health Buildings Financing Agency Revenue, Hospital,
       Fletcher Allen Health Care Project,
       Refunding, Series B, FSA Insured, 5.00%, 12/01/34 ............................         12,000,000         11,065,920
       Series A, 4.75%, 12/01/36 ....................................................          5,000,000          4,127,850
       Series A, AMBAC Insured, 6.125%, 12/01/27 ....................................         13,000,000         13,075,790
                                                                                                           ----------------
                                                                                                                 46,238,083
                                                                                                           ----------------
    VIRGINIA 0.3%
    Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL
       Insured, 5.00%, 6/15/30 ......................................................         12,260,000         12,402,829
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC
       Insured, 5.00%, 8/15/31 ......................................................          2,000,000          1,842,820
    Medical College Hospital Authority Revenue, General Revenue Bonds, NATL Insured,
       5.125%, 7/01/18 ..............................................................          2,000,000          2,027,460
    Norfolk Parking System Revenue, Refunding, Series A, NATL Insured, 5.00%,
       2/01/27 ......................................................................          5,000,000          4,886,650
    Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
       NATL Insured, 5.35%, 7/01/31 .................................................         10,000,000         10,055,900
                                                                                                           ----------------
                                                                                                                 31,215,659
                                                                                                           ----------------
    WASHINGTON 4.1%
    Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
       Refunding, NATL Insured, 5.20%, 11/01/27 .....................................            200,000            193,288
    Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue,
       Series A, AMBAC Insured, 5.00%, 11/01/30 .....................................         20,000,000         20,678,200
    Clark County PUD No. 1 Generating System Revenue, Refunding, FSA Insured, 5.50%,
       1/01/25 ......................................................................         15,015,000         15,100,886
    Energy Northwest Electric Revenue, Columbia Generating Station, Refunding,
       Series A, 5.00%, 7/01/24 .....................................................         15,255,000         16,266,712
       Series B, FSA Insured, 5.35%, 7/01/18 ........................................         11,500,000         12,389,870
    FYI Properties Lease Revenue, Washington State District Project, 5.50%,
       6/01/34 ......................................................................          5,000,000          5,309,350
       6/01/39 ......................................................................         16,250,000         17,152,687
    Goat Hill Properties Lease Revenue, Government Office Building Project, NATL
       Insured, 5.00%, 12/01/33 .....................................................         18,500,000         18,931,790
    Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding, Second
       Series A, NATL Insured, 5.20%, 1/01/23 .......................................            250,000            250,553
       Series D, FSA Insured, 5.20%, 1/01/23 ........................................          6,000,000          6,202,380
    King County GO, Limited Tax, Sewer, 5.125%, 1/01/33 .............................         10,000,000         10,603,000
    King County Public Hospital District No. 1 GO, Series B, 5.25%, 12/01/37 ........          5,000,000          5,210,000
    Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded,
       6.00%, 12/01/14 ..............................................................          2,000,000          2,120,680
    Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%,
    12/01/22 ........................................................................          5,000,000          5,235,000
    Port Seattle Revenue, Refunding, Series A,
       FGIC Insured, 5.00%, 4/01/31 .................................................         21,680,000         21,776,910
       NATL Insured, 5.00%, 7/01/33 .................................................         10,000,000         10,072,400


                             48 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON (CONTINUED)
    Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ......................   $     10,000,000   $     10,194,200
    Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 .....................            300,000            300,117
    Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ..............            150,000            151,067
    Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ..................................          7,000,000          7,417,480
    Spokane County School District No. 81 Spokane GO, 5.00%, 12/01/26 ...............         17,000,000         18,354,900
    Twenty-Fifth Avenue Properties Washington Student Housing Revenue, NATL Insured,
       5.125%, 6/01/22 ..............................................................          2,925,000          2,963,200
       5.25%, 6/01/33 ...............................................................          9,770,000          9,717,242
    Washington State GO,
       AMBAC Insured, 5.00%, 1/01/31 ................................................          7,925,000          8,304,924
       Credit, Series C, FSA Insured, 5.00%, 1/01/30 ................................         17,435,000         18,233,872
       Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 ...............         10,000,000         10,440,500
       Series A, FGIC Insured, 5.00%, 7/01/27 .......................................         10,000,000         10,440,500
       Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 .......................         10,120,000         10,662,331
    Washington State Health Care Facilities Authority Revenue,
       Central Washington Health Services, 6.75%, 7/01/29 ...........................          5,000,000          5,293,900
       MultiCare Health System, Refunding, NATL Insured, 5.00%, 8/15/22 .............            250,000            242,178
       MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39 ..........          1,500,000          1,582,710
       MultiCare Health System, Series B, FSA Insured, 5.00%, 8/15/34 ...............         17,550,000         17,573,341
       MultiCare Health System, Series B, FSA Insured, 5.00%, 8/15/41 ...............          9,170,000          9,111,495
       Providence Health and Services, Refunding, Series A, FGIC Insured, 5.00%,
       10/01/36 .....................................................................          9,750,000          9,789,097
       Providence Health and Services, Refunding, Series C, FSA Insured, 5.25%,
       10/01/33 .....................................................................         10,000,000         10,098,800
       Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
       10/01/36 .....................................................................            250,000            289,768
       Providence Services, NATL Insured, Pre-Refunded, 5.50%, 12/01/26 .............          6,000,000          6,082,860
       Series C, Radian Insured, 5.50%, 8/15/36 .....................................         16,000,000         15,080,800
       Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 ................         30,000,000         30,107,700
(a) Washington State Higher Education Facilities Authority Revenue, Whitworth
       University Project, Refunding,
       5.375%, 10/01/29 .............................................................          3,000,000          2,947,680
       5.875%, 10/01/34 .............................................................          6,000,000          6,105,540
    Washington State Public Power Supply System Revenue,
       Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ...................          7,700,000          8,678,824
       Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn.,
       7/01/14 ......................................................................         12,450,000         10,738,498
       Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn.,
       7/01/14 ......................................................................          2,550,000          2,287,044
       Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/12 ...............          6,400,000          6,032,000
       Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/13 ...............         11,000,000          9,961,160
                                                                                                           ----------------
                                                                                                                426,677,434
                                                                                                           ----------------
    WEST VIRGINIA 0.5%
    Campbell County Solid Waste Facilities Revenue, Basin Electric Power
       Cooperative, Series A,
       5.75%, 7/15/39 ...............................................................          5,500,000          5,783,250
    County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny
       Energy Supply Co. LLC, Refunding, Series D, 5.50%, 10/15/37 ..................          9,000,000          8,347,590
    Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 ..............         14,000,000         13,105,540
    West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 .................         10,000,000         11,062,900


                             Semiannual Report | 49

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT         VALUE
                                                                                        ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    WEST VIRGINIA (CONTINUED)
    West Virginia State Water Development Water Revenue, Loan Program 2, Refunding,
       Series B, AMBAC Insured, 5.00%, 11/01/29 .....................................   $      7,500,000   $      7,629,075
    West Virginia University Revenues, Improvement, West Virginia University
       Projects, Series C, FGIC Insured, 5.00%, 10/01/34 ............................         10,000,000         10,055,700
                                                                                                           ----------------
                                                                                                                 55,984,055
                                                                                                           ----------------
    WISCONSIN 0.5%
    Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ......................          2,200,000          2,207,722
    Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%,
       5/01/33 ......................................................................         25,290,000         28,194,304
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Ministry Health, FSA Insured, 5.00%, 8/01/31 .................................          1,500,000          1,482,255
       Ministry Health, FSA Insured, 5.00%, 8/01/34 .................................          8,000,000          7,745,600
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ...............................         10,000,000          8,226,000
       Thedacare Inc., Series A, 5.50%, 12/15/38 ....................................          5,000,000          5,077,200
                                                                                                           ----------------
                                                                                                                 52,933,081
                                                                                                           ----------------
    U.S. TERRITORIES 1.6%
    PUERTO RICO 1.6%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.375%, 5/15/33 ...................................................         19,600,000         18,513,376
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded,
       5.00%, 7/01/36 ...............................................................         62,000,000         71,738,960
       5.50%, 7/01/36 ...............................................................          7,000,000          8,313,550
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue, Refunding, Series K, 5.00%, 7/01/30 .................................         19,190,000         18,194,231
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Industrial Revenue, Guaynabo Warehouse,
       Series A, 5.15%, 7/01/19 .....................................................            850,000            867,366
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/27 ..........................................          3,265,000          3,227,746
       Refunding, Series N, 5.00%, 7/01/37 ..........................................         20,000,000         18,320,800
       Series D, Pre-Refunded, 5.25%, 7/01/27 .......................................          8,735,000          9,585,352
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Convertible Capital
       Appreciation, First Subordinate, Series A, zero cpn. to 8/01/16, 6.75%
       thereafter, 8/01/32 ..........................................................         25,000,000         18,267,000
                                                                                                           ----------------
                                                                                                                167,028,381
                                                                                                           ----------------
    VIRGIN ISLANDS 0.0%(c)
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
       5.30%, 7/01/18 ...............................................................            500,000            502,965
                                                                                                           ----------------
    TOTAL U.S. TERRITORIES ..........................................................                           167,531,346
                                                                                                           ----------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $9,763,622,319) ........................................................                        10,016,383,725
                                                                                                           ----------------
    SHORT TERM INVESTMENTS 2.0%
    MUNICIPAL BONDS 2.0%
    CALIFORNIA 0.7%
    California State Revenue, RAN, Sub Series A-1, 3.00%, 5/25/10 ...................         70,000,000         70,704,200
                                                                                                           ----------------


                             50 | Semiannual Report

Franklin Federal Tax-Free Income Fund

                                                                                        PRINCIPAL AMOUNT        VALUE
                                                                                        ----------------   ----------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA 0.2%
(e) Jacksonville Health Facilities Authority Hospital Revenue, Series A,
       Daily VRDN and Put, 0.19%, 8/15/33 ...........................................   $     15,770,000   $     15,770,000
                                                                                                           ----------------
    KENTUCKY 0.2%
(e) Breckinridge County Lease Program Revenue, Kentucky Assn. Counties Leasing Trust,
       Series A, Daily VRDN and Put, 0.20%, 2/01/32 .................................          1,000,000          1,000,000
(e) Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
       Baptist Healthcare System, Refunding, Series B-2, Daily VRDN and Put, 0.18%,
       8/15/38 ......................................................................          3,000,000          3,000,000
(e) Lexington-Fayette Urban County Airport Board General Airport Revenue,
       Refunding, Series B, Daily VRDN and Put, 0.20%, 7/01/38 ......................         11,475,000         11,475,000
                                                                                                           ----------------
                                                                                                                 15,475,000
                                                                                                           ----------------
    MISSOURI 0.3%
(e) Missouri Development Finance Board Cultural Facilities Revenue, The Nelson
       Gallery Foundation, Refunding, Series A, Daily VRDN and Put, 0.20%,
       12/01/37 .....................................................................         29,600,000         29,600,000
(e) North Kansas City Hospital Revenue, North Kansas City Hospital, Refunding,
       Daily VRDN and Put, 0.20%, 11/01/33 ..........................................            165,000            165,000
                                                                                                           ----------------
                                                                                                                 29,765,000
                                                                                                           ----------------
    NEW HAMPSHIRE 0.1%
(e) New Hampshire Health and Education Facilities Authority Revenue, Dartmouth
       College, Refunding, Series A, Daily VRDN and Put, 0.16%, 6/01/31 .............         12,400,000         12,400,000
                                                                                                           ----------------
    NEW JERSEY 0.2%
(e) Mercer County Improvement Authority Revenue, Atlantic Foundation Project,
       Refunding, Daily VRDN and Put, 0.16%, 9/01/28 ................................            900,000            900,000
(e) New Jersey EDA School Revenue, School Facilities Construction, Series R, Sub
       Series R-1, Daily VRDN and Put, 0.19%, 9/01/31 ...............................         24,500,000         24,500,000
                                                                                                           ----------------
                                                                                                                 25,400,000
                                                                                                           ----------------
    NEW YORK 0.1%
(e) New York City GO, Refunding, Series J, Sub Series J-4, Daily VRDN and Put, 0.18%,
       8/01/25 ......................................................................          7,000,000          7,000,000
                                                                                                           ----------------
    NORTH CAROLINA 0.1%
(e) North Carolina Medical Care Commission Health Care Facilities Revenue, Cleveland
       County Health, Daily VRDN and Put, 0.20%, 1/01/33 ............................         11,625,000         11,625,000
                                                                                                           ----------------
    OHIO 0.0%(c)
(e) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series A, Daily
       VRDN and Put, 0.20%, 10/01/31 ................................................          5,000,000          5,000,000
                                                                                                           ----------------
    OREGON 0.1%
(e) Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project, Daily
       VRDN and Put, 0.25%, 8/15/37 .................................................         13,400,000         13,400,000
                                                                                                           ----------------
    TOTAL SHORT TERM INVESTMENTS (COST $206,513,600) ................................                           206,539,200
                                                                                                           ----------------
    TOTAL INVESTMENTS (COST $9,970,135,919) 99.0% ...................................                        10,222,922,925
                                                                                                           ----------------
    OTHER ASSETS, LESS LIABILITIES 1.0% .............................................                           106,964,839
                                                                                                           ----------------
    NET ASSETS 100.0% ...............................................................                      $ 10,329,887,764
                                                                                                           ================


                             Semiannual Report | 51

Franklin Federal Tax-Free Income Fund

See Abbreviations on page 63.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b)  See Note 6 regarding defaulted securities.

(c)  Rounds to less than 0.1% of net assets.

(d) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(e) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost ................................................................   $ 9,970,135,919
                                                                              ---------------
      Value ...............................................................   $10,222,922,925
   Cash ...................................................................           128,632
   Receivables:
      Capital shares sold .................................................        35,283,589
      Interest ............................................................       156,395,377
   Other assets ...........................................................             4,475
                                                                              ---------------
         Total assets .....................................................    10,414,734,998
                                                                              ---------------
Liabilities:
   Payables:
      Investment securities purchased .....................................        66,502,360
      Capital shares redeemed .............................................        12,554,583
      Affiliates ..........................................................         5,383,560
   Accrued expenses and other liabilities .................................           406,731
                                                                              ---------------
         Total liabilities ................................................        84,847,234
                                                                              ---------------
            Net assets, at value ..........................................   $10,329,887,764
                                                                              ===============
Net assets consist of:
   Paid-in capital ........................................................   $10,108,379,550
   Undistributed net investment income ....................................         4,815,303
   Net unrealized appreciation (depreciation) .............................       252,787,006
   Accumulated net realized gain (loss) ...................................       (36,094,095)
                                                                              ---------------
            Net assets, at value ..........................................   $10,329,887,764
                                                                              ===============
CLASS A:
   Net assets, at value ...................................................   $ 8,421,053,364
                                                                              ===============
   Shares outstanding .....................................................       716,644,729
                                                                              ===============
   Net asset value per share(a) ...........................................   $         11.75
                                                                              ===============
   Maximum offering price per share (net asset value per share / 95.75%) ..   $         12.27
                                                                              ===============
CLASS B:
   Net assets, at value ...................................................   $   105,867,001
                                                                              ===============
   Shares outstanding .....................................................         9,014,959
                                                                              ===============
   Net asset value and maximum offering price per share(a) ................   $         11.74
                                                                              ===============
CLASS C:
   Net assets, at value ...................................................   $ 1,068,682,253
                                                                              ===============
   Shares outstanding .....................................................        91,006,070
                                                                              ===============
   Net asset value and maximum offering price per share(a) ................   $         11.74
                                                                              ===============
ADVISOR CLASS:
   Net assets, at value ...................................................   $   734,285,146
                                                                              ===============
   Shares outstanding .....................................................        62,448,922
                                                                              ===============
   Net asset value and maximum offering price per share ...................   $         11.76
                                                                              ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the six months ended October 31, 2009 (unaudited)

Investment income:
   Interest ...............................................................   $250,800,941
                                                                              ------------
Expenses:
   Management fees (Note 3a) ..............................................     22,013,850
   Distribution fees: (Note 3c)
      Class A .............................................................      3,896,727
      Class B .............................................................        391,283
      Class C .............................................................      3,059,736
   Transfer agent fees (Note 3e) ..........................................      1,954,982
   Custodian fees .........................................................         62,360
   Reports to shareholders ................................................        168,119
   Registration and filing fees ...........................................        256,307
   Professional fees ......................................................         97,639
   Trustees' fees and expenses ............................................         81,006
   Other ..................................................................        254,248
                                                                              ------------
         Total expenses ...................................................     32,236,257
                                                                              ------------
            Net investment income .........................................    218,564,684
                                                                              ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..............................     (3,809,976)
   Net change in unrealized appreciation (depreciation) on investments ....    453,936,260
                                                                              ------------
Net realized and unrealized gain (loss) ...................................    450,126,284
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ...........   $668,690,968
                                                                              ============

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2009     YEAR ENDED
                                                                                 (UNAUDITED)     APRIL 30, 2009
                                                                              ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................   $   218,564,684    $  379,104,576
      Net realized gain (loss) from investments ...........................        (3,809,976)      (19,303,790)
      Net change in unrealized appreciation (depreciation) on
         investments ......................................................       453,936,260      (383,243,520)
                                                                              ---------------    --------------
            Net increase (decrease) in net assets resulting from
               operations .................................................       668,690,968       (23,442,734)
                                                                              ---------------    --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................................      (185,192,701)     (327,476,118)
         Class B ..........................................................        (2,494,154)       (6,368,496)
         Class C ..........................................................       (18,876,431)      (28,395,043)
         Advisor Class ....................................................       (13,609,684)      (16,864,421)
                                                                              ---------------    --------------
   Total distributions to shareholders ....................................      (220,172,970)     (379,104,078)
                                                                              ---------------    --------------
   Capital share transactions: (Note 2)
      Class A .............................................................       534,983,917       958,248,590
      Class B .............................................................       (30,728,752)      (37,762,936)
      Class C .............................................................       217,213,302       246,023,972
      Advisor Class .......................................................       248,407,799       219,782,991
                                                                              ---------------    --------------
   Total capital share transactions .......................................       969,876,266     1,386,292,617
                                                                              ---------------    --------------
   Redemption fees ........................................................                --             6,691
                                                                              ---------------    --------------
         Net increase (decrease) in net assets ............................     1,418,394,264       983,752,496
   Net assets:
      Beginning of period .................................................     8,911,493,500     7,927,741,004
                                                                              ---------------    --------------
      End of period .......................................................   $10,329,887,764    $8,911,493,500
                                                                              ===============    ==============
   Undistributed net investment income included in net assets:
      End of period .......................................................   $     4,815,303    $    6,423,589
                                                                              ===============    ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Franklin Federal Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Federal Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             56 | Semiannual Report

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                             Semiannual Report | 57

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                           SIX MONTHS ENDED                  YEAR ENDED
                                           OCTOBER 31, 2009                APRIL 30, 2009
                                     ---------------------------   ------------------------------
                                        SHARES         AMOUNT          SHARES          AMOUNT
                                     -----------   -------------   ------------   ---------------
CLASS A SHARES:
   Shares sold                        86,997,836   $ 997,906,481    183,760,044   $ 2,023,595,648
   Shares issued in reinvestment
      of distributions                 9,664,013     110,394,854     17,333,298       193,105,436
   Shares redeemed                   (49,995,333)   (573,317,418)  (115,174,267)   (1,258,452,494)
                                     -----------   -------------   ------------   ---------------
   Net increase (decrease)            46,666,516   $ 534,983,917     85,919,075   $   958,248,590
                                     ===========   =============   ============   ===============
CLASS B SHARES:
   Shares sold                           256,332   $   2,939,313        932,865   $    10,195,617
   Shares issued in reinvestment
      of distributions                   144,050       1,642,399        354,263         3,955,745
   Shares redeemed                    (3,067,598)    (35,310,464)    (4,693,284)      (51,914,298)
                                     -----------   -------------   ------------   ---------------
   Net increase (decrease)            (2,667,216)  $ (30,728,752)    (3,406,156)  $   (37,762,936)
                                     ===========   =============   ============   ===============


                             58 | Semiannual Report

Franklin Federal Tax-Free Income Fund

2. CAPITAL STOCK (CONTINUED)

                                        SIX MONTHS ENDED                 YEAR ENDED
                                        OCTOBER 31, 2009               APRIL 30, 2009
                                   --------------------------   ---------------------------
                                     SHARES         AMOUNT         SHARES         AMOUNT
                                   ----------   -------------   -----------   -------------
CLASS C SHARES:
   Shares sold .................   23,679,901   $ 272,803,002    33,971,494   $ 378,760,984
   Shares issued in reinvestment
      of distributions .........    1,094,337      12,512,013     1,647,982      18,319,466
   Shares redeemed .............   (5,924,394)    (68,101,713)  (13,822,196)   (151,056,478)
                                   ----------   -------------   -----------   -------------
   Net increase (decrease) .....   18,849,844   $ 217,213,302    21,797,280   $ 246,023,972
                                   ==========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold .................   29,680,128   $ 341,168,526    30,867,546   $ 343,764,397
   Shares issued in reinvestment
      of distributions .........      880,361      10,078,514     1,007,637      11,135,603
   Shares redeemed .............   (8,958,714)   (102,839,241)  (12,422,841)   (135,117,009)
                                   ----------   -------------   -----------   -------------
   Net increase (decrease) .....   21,601,775   $ 248,407,799    19,452,342   $ 219,782,991
                                   ==========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                             Semiannual Report | 59

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..............   0.10%
Class B ..............   0.65%
Class C ..............   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $1,888,983
Contingent deferred sales charges retained ...................   $  176,990

E. TRANSFER AGENT FEES

For the period ended October 31, 2009, the Fund paid transfer agent fees of $1,954,982, of which $1,202,029 was retained by Investor Services.


                             60 | Semiannual Report

Franklin Federal Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2012 ..................................   $11,276,986
   2014 ..................................     1,937,789
   2017 ..................................    19,058,829
                                             -----------
                                             $32,273,604
                                             ===========

At October 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments...........................   $9,968,789,884
                                                 ==============
Unrealized appreciation.......................   $  428,846,658
Unrealized depreciation.......................     (174,713,617)
                                                 --------------
Net unrealized appreciation (depreciation)....   $  254,133,041
                                                 ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2009, aggregated $1,331,329,668 and $339,490,968, respectively.

6. DEFAULTED SECURITIES

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At October 31, 2009, the value of this security was $8,465,100, representing 0.08% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

7. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million


                             Semiannual Report | 61

Franklin Federal Tax-Free Income Fund

7. CREDIT FACILITY (CONTINUED)

(Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $10,080 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended October 31, 2009, the Fund did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

At October 31, 2009, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through December 17, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                             62 | Semiannual Report

Franklin Federal Tax-Free Income Fund

ABBREVIATIONS

SELECTED PORTFOLIO

ACA   -  American Capital Access Holdings Inc.
AMBAC -  American Municipal Bond Assurance Corp.
BHAC  -  Berkshire Hathaway Assurance Corp.
BIG   -  Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name)
CDA   -  Community Development Authority/Agency
CIFG  -  CDC IXIS Financial Guaranty
COP   -  Certificate of Participation
EDA   -  Economic Development Authority
EDC   -  Economic Development Corp.
EDR   -  Economic Development Revenue
ETM   -  Escrow to Maturity
FGIC  -  Financial Guaranty Insurance Co.
FHA   -  Federal Housing Authority/Agency
FICO  -  Financing Corp.
FNMA  -  Federal National Mortgage Association
FSA   -  Financial Security Assurance Inc.
GNMA  -  Government National Mortgage Association
GO    -  General Obligation
HDA   -  Housing Development Authority/Agency
HFA   -  Housing Finance Authority/Agency
HFAR  -  Housing Finance Authority Revenue
HFC   -  Housing Finance Corp.
IDA   -  Industrial Development Authority/Agency
IDAR  -  Industrial Development Authority Revenue
IDB   -  Industrial Development Bond/Board
IDC   -  Industrial Development Corp.
IDR   -  Industrial Development Revenue
ISD   -  Independent School District
MFHR  -  Multi-Family Housing Revenue
MFR   -  Multi-Family Revenue
MTA   -  Metropolitan Transit Authority
NATL  -  National Public Financial Guarantee Corp.
PBA   -  Public Building Authority
PCC   -  Pollution Control Corp.
PCR   -  Pollution Control Revenue
PUD   -  Public Utility District
RAN   -  Revenue Anticipation Note
RDA   -  Redevelopment Agency/Authority
RDAR  -  Redevelopment Agency Revenue
SFM   -  Single Family Mortgage
SFMR  -  Single Family Mortgage Revenue
UHSD  -  Unified/Union High School District
USD   -  Unified/Union School District
XLCA  -  XL Capital Assurance


                             Semiannual Report | 63

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             64 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN FEDERAL TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116 S2009 12/09





Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A


Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. FergersonChief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. FergersonChief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND



By /s/LAURA F. FERGERSON
   -------------------------
    Laura F. Fergerson
    Chief Executive Officer -
        Finance and Administration
Date  December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   -------------------------
    Laura F. Fergerson
    Chief Executive Officer -
        Finance and Administration
Date  December 28, 2009


By /s/GASTON GARDEY
   --------------------------
    Gaston Gardey
    Chief Financial Officer and
      Chief Accounting Officer
Date  December 28, 2009